Exhibit 10.23

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AMENDED AND RESTATED SERVICES AGREEMENT

THIS AMENDED AND RESTATED SERVICES AGREEMENT (this “Agreement”) is entered into this 29th day of June, 2015 (the “Effective Date”), by Accolade, Inc., a Delaware corporation (“Accolade”) and Comcast Cable Communications Management, LLC, a Delaware limited liability company, on behalf of itself, its Affiliates and The Comcast Comprehensive Health and Welfare Plan (“Comcast”). Comcast and Accolade are individually referred to herein as a “Party” and, collectively, as the “Parties.” Defined terms used herein have the meanings assigned in Schedule 1 unless otherwise defined herein.

Background

Accolade and Comcast were parties to a certain Services Agreement dated February 6, 2009 (“First Service Agreement”) and a Services Agreement dated April 20, 2011 (“Second Service Agreement”). The Parties desire to amend and restate the Second Service Agreement by the terms and conditions of this Agreement.

Comcast desires to procure from Accolade, and Accolade desires to provide to Comcast, for the benefit of the Members (as defined below) of Comcast’s self-insured medical plans, the healthcare coordination services described in this Agreement in accordance with the terms and conditions set forth herein.

1.                                      Objectives.

1.1                               Comcast. In entering into this Agreement, Comcast desires to optimize its management of healthcare benefits by assisting its employees in obtaining better care and being informed consumers, and for the purpose of creating significant cost savings in healthcare utilization and more satisfied, engaged, and productive employees.

1.2                               Accolade. Accolade will provide the services more particularly described in Exhibit B of this Agreement (the “Services”), which are designed to enable Comcast to meet the objectives set forth in Section 1.1 above.

1.3                               The Parties shall work together and in good faith (together with Comcast’s plan administrators and health benefit consultants) to identify, and, subject to Comcast’s prior written approval which may be given in Comcast’s sole discretion, implement plan design changes that will improve the ability of the Parties to meet the objectives set forth in Section 1.1 above. Comcast and Accolade shall mutually agree to how plan design changes will be incorporated into the Services of Accolade.

2.                                      Scope of Services.

2.1                               Employee Population Group Approach. The Services shall be provided to Comcast eligible participants as grouped by population groups to be defined by Comcast

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(each such group to be referred to as a “Group” and jointly as “Groups”). Prior to the Effective Date, Accolade has been providing Services for Members in the following Groups, which shall be combined into a single Group (the “Initial Group”) as of the Effective Date: [***]. Accolade will, upon request and reasonable notice from Comcast, implement the Services for additional Groups comprised of additional Comcast eligible participants (“Additional Members”) in accordance with Section 4.

2.2                               Services. Beginning on the date set forth on Exhibit A attached hereto for each respective Group receiving Services or as otherwise mutually agreed (the “InService Date”), Accolade will provide the Services described on Exhibit B. Services to Members shall be delivered in a manner that is adapted to the needs of the Members.

2.3                               Service Scope. The Services will be delivered for the benefit of each of the respective Group’s eligible employees that enroll in a Comcast self-insured medical benefit plan and their enrolled spouses, domestic partners and dependents (collectively, the “Members”).

3.                                      Responsibilities of the Parties.

3.1                               Responsibilities of Accolade. Accolade’s primary responsibilities are to:

3.1.1                     Deliver the Services in a manner designed to achieve the objectives of the Parties as set forth in Section 1.1 of this Agreement and make timely decisions in support of such objectives;

3.1.2                     Deliver Service Management in accordance with Exhibit C; for the avoidance of doubt, “Service Management” shall constitute a part of the Services delivered hereunder;

3.1.3                     Work cooperatively with Comcast to develop and implement any incentive programs or special projects that the Parties mutually agree will reduce healthcare costs and improve outcomes;

3.1.4                     Assist Comcast in obtaining the cooperation of, and cooperate with reasonable requests from, all third party vendors, including but not limited to health plan administrators (e.g., [***]), employee benefits administrators (e.g., [***]) and data providers (e.g., [***]);

3.1.5                     Provide the technology and infrastructure required to provide the Services at Accolade locations and to receive data from Comcast locations and from Comcast’s vendors, all as necessary to support the provision of Services;

3.1.6                     Provide reports as set forth in Exhibit D (Reporting Requirements);

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3.1.7                     Develop, produce, and distribute to all Members, at Accolade’s cost, communication materials describing the Services and related programs for general distribution (“Service Materials”), with such Services Materials subject to Comcast’s prior review and approval. Service Materials that are sent to small groups of Members on a periodic basis (“Recurrent Service Materials”) shall be reviewed and approved in advance by Comcast on an annual basis, and, provided such Recurrent Service Materials have gone through such annual review, do not need to be re-reviewed and re approved before each small group mailing. From time to time, Comcast may reasonably request additional marketing and communication services, and the Parties will agree as to the compensation to Accolade for such additional services. For the sake of clarity, Service Materials will not include on-going or electronic communications with individual Members;

3.1.7.1           Ensure that all Service Materials and Recurrent Service Materials comply with all laws and regulations, and the obligations set forth in Exhibit L; and

3.1.7.2           Ensure that it provides a mechanism by which any Member may opt out of receiving Service Materials and Recurrent Service Materials;

3.1.7.3           Monitor and review communications with individual Members and any other individual outreach contacts from Accolade through periodic audits to ensure compliance with Accolade’s obligations under this Agreement; further, Accolade shall provide a mechanism by which any Member may opt out of receiving such individual communications or contacts;

3.1.8                     Fully comply with Comcast’s information security requirements, as set forth in Exhibit E, and with any applicable law regarding information security, including but not limited to the Health Insurance Portability Accountability Act of 1996 (“HIPAA”);

3.1.9                     Subject to the provisions of Section 3.2.7 (Extraordinary Events), ensure that it has commercially reasonable redundancy between its health assistant centers located in Plymouth Meeting, PA and Scottsdale, AZ, and any other facility it may operate, such that in the event one health assistant center is unable to provide call-answering Services for any reason, calls from Members to Accolade Health Assistants® are rerouted to another health assistant center, which shall provide call-answering Services to Members.

3.1.10              Implement and enforce operational controls to ensure that (i) the Services provided by Accolade do not constitute the practice of medicine (as the same may be defined by any state in which the Services are provided or

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received), and (ii) Members are clearly informed, using language reviewed and approved in advance by Comcast, that the Services being provided by Accolade do not constitute the practice of medicine. Such controls shall include, but not be limited to, the following:

3.1.10.1    Licensure: Accolade shall ensure that its health assistant centers have obtained all applicable licenses and certifications in all of the states in which they are required to be licensed, provided, however, that if such health assistant centers constitute a call center under any applicable law, Accolade shall comply with applicable laws and regulations pertaining to call centers;

3.1.10.2    Representation of Services: Accolade shall undertake a periodic review of its its website, Service Materials, and other communications with Members (including phone calls and electronic communications; collectively, “Member Communications”) to confirm that its substantive written materials clearly convey that the Services being provided are not medical services. In the event that a Member’s situation is a medical emergency, or such Member is requesting medical advice to be given by Accolade, Accolade shall advise such Member to seek (in the case of an emergency, immediate) medical advice from a licensed medical provider;

3.1.10.3    Training: Accolade shall perform ongoing training of Accolade Health Assistants® to make sure they understand the limitations set forth in this Section 3.1.11; and that they may not hold themselves out or be held out as practicing medicine in their interaction with a Member. Accolade will also perform ongoing training for any Accolade Personnel who is or may be in direct contact with a Member in connection with Member Communications;

3.1.10.4    Internal Controls/Risk Management: Accolade Health Assistant® performance shall be regularly monitored by Accolade to determine compliance with Section 3.1.11:

Accolade Health Assistants® shall at all times adhere to guidelines around the boundaries of the practice of medicine, written or reviewed by appropriate Accolade Personnel, including licensed physicians and nurses. Such guidelines shall be regularly reviewed and updated;

Calls with Members shall be recorded and stored in an accessible format [***], and shall be regularly monitored/audited by Accolade to determine that the Services being provided on such calls do not constitute the practice of medicine;

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Accolade shall have a disciplinary mechanism in place in the event of noncompliance by Accolade Personnel with the obligations set forth herein; and

Subcontractors. For the avoidance of doubt, a subcontractor who is retained in connection with the provision of Accolade’s Service Management Services, set forth on Exhibit C. shall not be subject to this Section 3.1.11; provided, however, that regardless of whether such subcontractors have been retained for the purpose of providing medical services to Members or not, Accolade shall be responsible for its own subcontractors in connection with the performance of Services and shall ensure that Accolade’s contracts with such subcontractors require such subcontractors to comply with applicable law at all times while performing any part of the Services. For Accolade’s subcontractors who are practicing medicine, Accolade shall require evidence of proper licensing and adequate insurance on an annual basis, and shall share such evidence with Comcast upon request.

3.1.10.5    Comcast shall have the right, but not the obligation, upon reasonable request and subject to compliance with all applicable federal and state laws, to conduct an audit or review of Accolade’s operational controls to determine appropriate compliance with this Section 3.1.11, including but not limited to the right to audit recordings of calls with Members.

3.2                               Responsibilities of Comcast. Comcast’s primary responsibilities are to:

3.2.1                     Provide individuals to provide appropriate decision-making to support the Services in order to achieve the objectives of the Parties as set forth in Section 1.1 of this Agreement;

3.2.2                     Encourage cooperation from Comcast’s past, current and future third party vendors including all health plan administrators (e.g., [***]), all employee benefits administrators (e.g., [***]) and assist Accolade in obtaining the necessary data feeds from data providers (e.g., [***]) in a timely fashion, including, but not limited to, access to claims and network provider data from claims processors and enrollment updates from third-party benefits administrators. Comcast will keep Accolade informed of any changes in or additions to any of such third party vendors;

3.2.3                     Provide relevant Member demographic and eligibility data as may be required for Accolade to perform the Services;

3.2.4                     Subject to Comcast’s prior approval (at its sole discretion) and Accolade’s performance of its obligations set forth in Section 3.1.7, support, sponsor, timely review, aid in the distribution and integration of approved communications designed for general distribution to Members regarding the Services and provide access to Members for communications from Accolade regarding the Services (including, for example, the provision of

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available then-current contact information such as addresses, phone numbers and email addresses for Members, all in a timely manner);

3.2.5                     Keep Accolade informed of any significant changes in Comcast’s Groups, Member population, or plan designs in a timely fashion; and

3.2.6                     Keep Accolade informed, with advance notice of not less than [***], of any significant employee communications regarding benefits, coverages, incentives or matters relating to the Services. For purposes of this Section 3.2.6, a “significant employee communication” shall mean those communications which [***]. Notwithstanding anything contained herein to the contrary, [***] shall not be subject to the advance notice provisions of this Section 3.2.6, provided, however, that in the event Comcast does not give Accolade advance notice in accordance with this Section 3.2.6 (whether or not the communication is deemed [***]) and inbound calls to Accolade exceed the threshold set forth herein, the Parties agree to equitably adjust the Performance Guarantees for such period of increased call volume.

3.2.7                     Extraordinary Events. Neither Accolade nor Comcast can predict delays or failures in performance under this Agreement resulting from events beyond their reasonable control, including without limitation “acts of God,” fire, flood, strikes, riots, new laws (including laws in non-U.S. jurisdictions from which Accolade Personnel are providing Services) which prevent or impede the carrying out of the Services, or the results of terrorist activity, delays, or failures of third party suppliers, and electronic and other power failures (each, an “Extraordinary Event”). In such event, the Parties may agree to equitably adjust the terms and conditions set forth herein in order to mitigate the impact of any such event or series of events, including but not limited to [***]. The operation of the preceding sentences shall not, however, relieve a Party from its obligation to meet the time schedules required herein (including Accolade’s Performance Guarantees listed in Exhibit F) unless the Party shall have taken commercially reasonable precautions to anticipate and avoid the occurrence of the Extraordinary Event and upon its occurrence shall have used commercially reasonable efforts to ameliorate or eliminate its effect. In no event shall any postponement of either Party’s obligations hereunder as a result of an Extraordinary Event exceed the period of time that the Extraordinary Event had an affect on such Party. If a delay or interruption of performance by either Party resulting from its experiencing an Extraordinary Event exceeds [***], then the other Party may terminate this Agreement immediately upon written notice to the Party unable to meet its obligations hereunder. All monies due to each Party shall be paid in accordance with this Agreement through the effective date of termination. To the extent a Party has complied with the terms of this Section 3.2, such delay or interruption shall not constitute a breach of this Agreement.

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3.2.8                     Nothing in this Section 3.2 will be construed to excuse Accolade from any failure to comply with Section 3.3 below.

3.2.9                     For the sake of clarity, examples of an Extraordinary Event include (but are not limited to):

3.2.9.1           Any event that creates a state of emergency in any metropolitan area in which Accolade maintains a health assistant center, and Accolade is unable to perform the Services from another of its health assistant center locations or from the homes of Accolade Health Assistant® (to the extent such Accolade Health Assistants® are able to perform the Services from their homes) in accordance with Accolade’s commercially reasonable redundancy capabilities as required in Section 3.1.10;

3.2.9.2           A widespread telecommunications failure or computer outage or virus that impacts any of Accolade’s health assistant centers;

3.2.9.3           An event caused by or under the control of Comcast or one of its third parties that renders Accolade’s performance commercially implausible; or

3.2.9.4           Any unforeseen event outside of the control of Accolade that renders Accolade’s performance commercially implausible.

3.3                               Disaster Recovery. Accolade maintains a disaster recovery plan designed to maintain Comcast’s access to the Services, and to protect against the unintended destruction of Comcast and Member data, which plan, unless otherwise specified herein, shall provide for daily incremental back-up of the data with full back-up each week-end, and archival of such data at a secure facility. Subject to Section 3.2.7, above, the disaster recovery plan provides that in no event shall Critical Services be [***].

4.                                      Implementation of Additional Members.

4.1                               Additional Members. At any time during the Term, Accolade shall provide the Services to Additional Members upon Comcast’s reasonable request. If a Comcast acquisition is anticipated, the Parties agree that Comcast shall use commercially reasonable efforts to periodically provide Accolade with its best current estimates of the number of Additional Members anticipated to be added under this Agreement and the anticipated timing of the closing of such acquisition. In either case, Comcast shall notify Accolade of all third party vendors serving the Additional Members, including but not limited to health plans and eligibility vendors.

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4.1.1                     The Parties shall mutually agree on identification of Additional Members, whether the Additional Members constitute a new Group (“Additional Group”) and the implementation of Services for Additional Members or Additional Groups (including the fees for such implementation). Each Additional Group will have its own respective In-Service Date as mutually agreed by the Parties. The Parties shall reasonably cooperate to transition services to Additional Members and Additional Groups. The In-Service Date and other applicable information for each Group shall be set forth on Exhibit A, attached hereto as amended from time to time.

4.1.2                     The provision of Services to Additional Members is expressly conditioned upon Accolade’s timely receipt of such data and benefit, coverage and eligibility information from Comcast or third-parties which is necessary to implement New Members.

4.2                               Changes in Size of Groups. At any time during the Term (hereinafter defined), if the amount of Members in any particular Group, including Additional Groups subsequently added, increases or decreases by [***] or more from the amount of Members existing in a Group as of any point in the prior Service Year, then the calculation of the Incentives, as described in Exhibit G shall be adjusted as mutually agreed by the Parties. A change in Group size may result from the movement of Members between Groups.

5.                                      Economic Arrangements.

5.1                               Economic Group Approach. The calculations to be performed under Sections 5.2, 5.3 (if applicable), and 5.4 below shall be performed independently for each respective Group. Pursuant to Section 4.1, the Parties shall mutually agree to how Additional Groups shall be added and implemented, including the economic arrangements to be applied. In addition, the Parties shall mutually agree to any payment for the performance of work which is outside the normal course of business or which represents significant changes in the scope, frequency or type of work performed.

5.2                               Base Fees.

5.2.1                     [***]

5.2.2                     [***]

5.2.3                     [***].

5.2.4                     Additional Services Provided For Non-Members. Accolade will provide Services to and on behalf of Comcast and NBCUniversal employees and dependents that are not enrolled in an In Scope medical plan (“Non-In

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Scope Population”). Accolade’s compensation for providing Services to the Non-In Scope Population is set forth on Exhibit M.

5.3                               Performance Guarantees.

5.3.1                     Accolade shall meet the performance metrics (“Metrics”) set forth in Exhibit F (“Performance Guarantees”). Failure to meet such Performance Guarantees may result in a payment to Comcast, as further described in Exhibit F.

5.3.2                     Any of the Performance Guarantees, the Metrics for measuring the Performance Guarantees or the payment to Comcast for failing to meet any Performance Guarantee may be eliminated or changed at any time upon the mutual written agreement of the Parties.

5.4                               Incentive Payments. Incentive payments (“Incentive Payments”) shall be calculated and paid to Accolade in accordance with Exhibit G.

5.4.1                     Investment Sharing. Accolade shall continue to explore opportunities to make investments and pilot new capabilities and services to improve the outcomes desired by Comcast and Accolade, and the Parties shall mutually agree as to when such investments are appropriate or desirable (and in what amount), whether resources should be redeployed to other activities to create value for Comcast, and whether Comcast or Accolade should continue to fund the investments after such investments are put into place.

6.                                      Payment Terms.

6.1                               Base Fees.

6.1.1                     Base Fee payments shall be due to Accolade in advance on the first day of each applicable Base Fee billing period (“Billing Period”). Accolade shall invoice Comcast at least [***] prior to the date upon which payment for the Base Fee is due. The amount of each payment shall be determined using the most recent available Member count from the previous Billing Period. Approximately [***] following the end of each Billing Period, Comcast or its third-party vendors shall make available to Accolade an adjusted Member count that accurately reflects the actual number of Members for such Billing Period (“Member Count Adjustment”). Within [***] of Accolade’s receipt of such Member Count Adjustment, Accolade shall submit an invoice to Comcast which shall reflect any true-up adjustments for the Base Fees owed or credited for such Billing Period (“True-Up Invoice”). Any payment or refund owed under such True-Up Invoice shall be paid within [***] of Comcast’s receipt of the True-Up Invoice. With respect to Service Year [***], the timing of the True-Up Invoice shall be as set forth in Section 6.1.2, below.

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6.1.2                     For the Service Year comprised of [***], the Parties hereby acknowledge and agree that Comcast has paid Accolade an advance of [***]. The Parties also acknowledge that within [***] of the full execution of this Agreement, Accolade will submit to Comcast (a) an invoice for [***] representing Incentive Payments for the period from [***] as calculated on Exhibit H (b) a True-Up invoice for Service Year [***] and (c) an invoice for the [***] incentives in accordance with Exhibit G.

6.1.3                     [***]

6.1.4                     [***]

6.1.5                     [***]

6.1.6                     For Additional Groups, Comcast shall pay an amount equal to the PMPM amount used for the most recent Billing Period multiplied by the number of Members in the Additional Group multiplied by the number of months remaining in the applicable Billing Period, or such other amount as may be agreed between the Parties in accordance with Section 4, above.

6.2                               Performance Guarantees. Within [***] of the end of each fiscal quarter, the Parties shall determine the amount of any payments, if any, owed to Comcast for Accolade’s failure to achieve the Performance Guarantees in accordance with Exhibit F. Performance Guarantee payments shall be due within [***] after such determination has been made.

6.3                               Incentive Payments. Within [***] of the end of each Service Year, the Parties shall determine the amount of any payments, if any, owed to Accolade in accordance with Exhibit G. Incentive Payment shall be due within [***] after such determination bas been made.

6.4                               Interest on Undisputed Payments. Any undisputed amount not paid by either Party when due shall bear interest from the due date until paid at a rate equal to [***].

6.5                               Taxes. To the extent it is applicable, Accolade shall be responsible for any and all taxes including, without limitation, the income, payroll, sales, use, gross receipts, real estate, personal property or other taxes imposed upon Accolade and will indemnify and hold harmless Comcast for any loss or damage (including without limitation any penalties and interest) sustained because of Accolade’s failure to pay such taxes. Comcast will be responsible only for the sales, or transaction taxes that are directly imposed upon any of the Services furnished in accordance with this Agreement, and such sales or transaction taxes shall be listed separately on Accolade’s invoices.

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7.                                      Relationship Management.

7.1                               Comcast Relationship Executive. Comcast will provide an appropriate team to coordinate the performance of Comcast’s obligations under this Agreement. In addition, Comcast will designate one or more individuals to serve as day-to-day contacts for Accolade, who will have the authority on behalf of Comcast to decide questions of a day-to-day nature that may arise under this Agreement, and to provide approvals on behalf of Comcast, except for those requiring executive approval (as determined in Comcast’s sole discretion).

7.2                               Accolade Relationship Executive. Accolade will appoint one individual (the “Accolade Relationship Executive”) to coordinate the performance of Accolade’s obligations under this Agreement, and to act as Accolade’s representative regarding, the Services and this Agreement. The Accolade Relationship Executive will serve as the single point of contact for Comcast and have the authority on behalf of Accolade to decide questions of a day-to-day nature that may arise under this Agreement, and to provide approvals on behalf of Accolade. With respect to the appointment of the initial and any replacement Accolade Relationship Executive, if Comcast has a good faith objection to any Accolade Personnel serving as the Accolade Relationship Executive (and provides Accolade with the basis for its objections), Accolade will not assign the proposed individual, and will propose to Comcast the assignment of another individual of suitable ability and qualifications, within a mutually agreed upon timeframe.

7.3                               Cooperation.

7.3.1                     Each Party hereto agrees to cooperate fully with the other Party hereto in furnishing any information or performing any action reasonably requested by such Party that is needed by the requesting Party to perform its obligations under this Agreement.

7.3.2                     Each Party agrees that it will furnish the other Party with true, accurate and complete copies of such records and all other information with respect to the Services as such Party may reasonably request, provided however that neither Party will be required to divulge any records to the extent prohibited by applicable law.

7.4                               Meetings and Conference Calls. The Parties will conduct an appropriate set of periodic meetings or telephone conference calls to be held between representatives of Comcast and Accolade. All meetings will be held on a schedule, in a location, and by means (e.g., teleconference) to be mutually agreed upon by the Parties.

8.                                      Personnel.

8.1                               Adequacy of Employees and Sub-contractors. Accolade Personnel (hereinafter defined) providing the Services will possess the training, education, experience and skill reasonably necessary to perform the Services.

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8.1.1                     Accolade shall, to the extent permitted by law cause a Background Check (as defined below) to be completed on all Accolade personnel, including Accolade employees and subcontractors, and, for avoidance of doubt, any personnel of subcontractors used by Accolade assigned by Accolade to provide Services hereunder (“Personnel”) prior to the date such Personnel commence providing Services, and shall not assign Accolade Personnel to provide Services hereunder if the results of any Background Check, or Accolade’s actual knowledge, indicate that such Accolade Personnel may pose a threat to Members, Comcast’s property, employees, subscribers, subscribers’ property or Confidential Information (hereinafter defined) or such Accolade Personnel would be otherwise unsuitable for assignment.

8.1.1.1           For the avoidance of doubt, the Parties acknowledge and agree that Accolade shall have ninety (90) days from the Effective Date of this Agreement to perform Background Checks on those Personnel employed by Accolade that were already performing Services for Comcast as of the Effective Date of this Agreement, and shall use best efforts to obtain additional Background Checks within one hundred and eighty (180) days of the Effective Date of this Agreement on third party Personnel who have access to Comcast Confidential Information as of the Effective Date of this Agreement

8.1.2                     For purposes of this Section 8.1.2, a “Background Check” means a background investigation performed by an agency in good standing with the National Association of Professional Background Screeners, and shall include, but not be limited to, (i) a check of felony and misdemeanor criminal convictions (federal, state and county) [***], (ii) searches of the U.S. Government Specially Designated National (OFAC) and export denial lists relevant national and slate sex offender registries, and (iii) verification of the individual’s citizenship and legal right to work in the jurisdiction in which the Accolade Personnel would be performing the Services. For any period of time encompassed in the foregoing background check requirement when an individual was a resident outside of the United States, such background checking shall be conducted by a reputable investigative agency that conducts background checking in the relevant country(ies), utilizing database checking, field checking and interviews as needed.

8.1.3                     Accolade shall comply with all applicable Laws in conducting the Background Check specified in this Section 8.1, including, but not limited to, securing from each individual who provides Services for Comcast written consent to perform the background checking specified in this Section 8.1 and to disclose evidence that such check bas been performed (excluding any results thereof) to Comcast upon Comcast’s request. Care should be taken by Accolade to ensure that all assignment decisions are in

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accordance with applicable state and federal regulations regarding hiring practices. Accolade should consult with its local human resources expert and/or legal counsel to ensure compliance with such guidelines and applicable law.

8.1.4                     The Parties understand and agree that the nature of the information that Accolade Personnel may access, as well as the requirements of applicable law, may change from time-to-time, and in such cases, upon the request of Comcast the Parties will work together in good faith to modify this Section 8.1 to address any such changes.

8.1.5                     Accolade shall indemnify, defend and hold Comcast harmless from any allegation, claim, suit, action or proceeding against Comcast or any of its Affiliates, officers, directors, members, employees, contractors and/or agents, arising from any violation of this Section 8.1 by Accolade or its subcontractors. Failure of Accolade or its subcontractors to comply with this Section 8.1 may [***]. In the event of [***].

8.1.6                     At all times while performing Services, Accolade Personnel shall not (a) possess, distribute, manufacture or use any illicit drug; (b) consume or possess alcohol; (c) possess any prescription drug for any person other than the person for whom the drug is prescribed or abuse any prescribed drug; or (d) perform Services under the influence of alcohol and/or illicit drugs.

8.1.7                     Comcast, in good faith and for non-discriminatory and non-arbitrary reasons relating to the provision of Services, may notify Accolade in writing or via email, requesting that an individual not perform or continue to perform Services. Such notice shall include as much specific information about Comcast’s material concerns as Comcast determines is reasonable under the circumstances. In response to said notice, Accolade will mutually agree with Comcast on a timeframe for Accolade to effect the removal of said individual from performing Services for Comcast.

8.1.8                     Notwithstanding any provision to the contrary and for purposes of clarity, the Parties understand and agree that Accolade Personnel will be (i) the employees or subcontractors of Accolade only, and Accolade alone will determine the terms and conditions of such employment or engagement; and (ii) hired, paid, supervised, directed, controlled, promoted or demoted, terminated, engaged and otherwise managed solely by Accolade.

8.2                               Performance Location. Except as otherwise expressly provided herein, Accolade shall, and shall cause its approved subcontractors to, perform the Services and work exclusively in the United States and in such other territories expressly identified in this Agreement. In no event shall any Comcast Confidential Information (hereinafter defined) be exported from or otherwise be accessed from outside of the United States without Comcast’s express prior written permission. Out of an

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abundance of clarity, the Parties understand and agree that this restriction applies to any facilities Accolade may be operating remotely. Notwithstanding the foregoing, Comcast hereby expressly consents to Accolade and/or its approved subcontractors performing Services in the following non-U.S. jurisdictions: [***].

8.3                               Security and Access Policies.

8.3.1                     Accolade shall use commercially reasonable efforts (or, if greater efforts are required by applicable law (including, but not limited to, HIPAA), then such greater level of effort) to protect the physical security and electronic security of the equipment utilized to provide the Services to Comcast, including by using anti-virus, security and firewall technology commonly used in the industry. Accolade shall not downgrade any security or data protection policies Accolade utilizes as of the Effective Date of this Agreement without getting Comcast’s prior written consent, provided that, in lieu of obtaining Comcast’s prior written consent, Accolade will provide Comcast notice of any change in the facilities from which it is providing the Services within [***] of making such change. Accolade further agrees that its Personnel will take reasonable actions if accessing Comcast network to avoid negatively impacting the confidentiality, integrity, and availability of Comcast’s internal systems and information assets. In any event, Accolade shall also comply with Comcast’s information security requirements attached hereto in Exhibit E. To the extent that Accolade does not currently comply with any Comcast security and access policies or information security requirements, the Parties shall meet and confer to develop a timeline for compliance and to discuss interim compensating controls.

8.3.2                     Comcast may amend its security requirements from time to time upon reasonable notice to Accolade, provided that if there is any material change to such requirements, Accolade and Comcast will discuss the timeline for the application of the new standards to Accolade.

8.4                               Access to Work Product. At the reasonable request of Comcast, Accolade will provide access to all Work Product and all Work Product in progress at the time of such request. “Work Product” shall refer to any written material developed for Comcast in connection with delivering the Services, but shall not include material developed for Accolade’s internal purposes. Work Product shall be owned by Comcast, subject to Comcast’s agreement that such Work Product shalt only be used in the receipt of or management of the Services or for any other internal business purposes relating to the provision of Services or underlying health benefits or health care uses. For the sake of clarity, Comcast may not use Work Product to the competitive disadvantage of Accolade.

8.4.1                     If Comcast determines that it must share Work Product with any third party, such third-party shall be subject to an agreement that it will protect

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all Confidential Information contained in the Work Product and that it may not use or disclose the Confidential Information except in accordance with the confidentiality obligations set forth in this Agreement. Comcast agrees that it will not share Work Product with the following, except with the written permission of Accolade, [***].

8.4.2                     Nothing in this Agreement shall prohibit Accolade from using or disclosing Work Product, subject to Section 13, below.

9.                                      Independent Contractors, Limitations on Recruiting, Compliance.

9.1                               This Agreement is intended to create an independent contractor relationship between the Parties for purposes of Federal, state and local law.

9.2                               Accolade and its Personnel are not entitled to any benefits to which Comcast employees may be entitled under Comcast policies or as otherwise required by law from Comcast.

9.3                               Accolade shall provide worker’s compensation benefits and unemployment compensation coverage for its employees in amounts as required by law.

9.4                               Comcast will not withhold any taxes from any amounts payable to Accolade under this Agreement and will not make any FICA or other contributions on behalf of or for the benefit of Accolade. Accolade shall indemnify Comcast for any claims relating to such taxes.

9.5                               Comcast will provide Accolade with a Form 1099 or other appropriate form reporting compensation paid to Accolade under this Agreement. Nothing in this Agreement will be construed or implied to create a relationship of agency, partners, affiliates, joint employers, or joint venturers.

9.6                               Neither Party will have the power or authority to act for the other in any manner or to create obligations or debts which would be binding on the other, except as mutually agreed by the Parties.

9.7                               Limitations on Recruiting. During the Term (as defined in Section 10 below) and for a period of [***] following expiration or termination of the Term, neither Party will knowingly solicit for employment, any active employee of the other Party whose job responsibilities are substantially related to this Agreement, without the prior written consent of the other Party, which shall not be unreasonably withheld; provided, however, the foregoing will not (i) apply to personnel that represent to the soliciting Party that they have not been employed by the other Party for at least [***] at the time of solicitation, or (ii) apply in situations where personnel of either Party independently respond to indirect solicitations (such as general newspaper advertisements, employment agency referrals and internet postings) not targeting such personnel as demonstrated by the soliciting Party. If a Party breaches this

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Section 9.7, the nonbreaching Party’s sole remedy, and the breaching Party’s sole liability, shall be that the breaching Party will pay compensation to the non-breaching Party in the form of liquidated damages an amount equal to [***].

9.8                               Compliance with United States Citizenship & Immigration Services Requirements. Accolade warrants that it is in compliance with all immigration laws and requirements of the United States Citizenship & Immigration Services regarding Accolade Personnel who will be providing Services to Comcast, which includes compliance with all visa laws and regulations.

10.                               Term and Termination.

10.1                        Term. The term of this Agreement (the “Term”) will begin on the Effective Date and expire at 11:59 p.m. EST on December 31, 2017, unless earlier terminated in accordance with Section 10.2 or Section 10.3 below, and may be renewed by mutual written agreement for additional terms with mutually agreeable adjustments to the terms and conditions of this Agreement.

10.2                        Termination by Comcast. Comcast may terminate this Agreement in whole, or with respect to a particular Group, upon the occurrence of any of the following events:

10.2.1              If Accolade commits a material breach of its obligations under this Agreement and fails to cure the same within [***] after notice by Comcast; provided, however, that if the material breach arises from a failure to comply with applicable law, such cure period shall be [***] after notice by Comcast. Following an ineffective cure, Comcast may provide a notice of termination, which notice will include the date on which the termination is effective (the “Effective Date or Termination”). In the event of termination under this Section 10.2.1, (i) each Party will pay the other for all amounts due and owing, including unpaid invoices (“Outstanding Fees”) as of the Effective Date of Termination, within [***] of submission of an invoice for such Outstanding Fees, (ii) except for the payment under Section 10.4, if any, Comcast shall have no further payment obligations to Accolade, and (iii) at Comcast’s request, Accolade will provide up to [***] of Transition Assistance (as defined in Section 10.4 below) to Comcast following the Effective Date of Termination.

10.2.2              [***]

10.3                        Termination by Accolade. Accolade may terminate this Agreement:

10.3.1              [***]

10.3.2              If Comcast commits a material breach of its obligations under this Agreement and fails to cure the same within [***] after notice by Accolade; provided, however, that if the material breach arises from a failure to

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comply with applicable law, such cure period shall be [***] after notice by Accolade. Following an ineffective cure; Accolade may provide a notice of termination, which notice will provide the Effective Date of Termination. In the event of termination under this Section 10.3.2, any Outstanding Fees will be calculated as of the Effective Date of Termination and shall be paid within [***] of the submission of an invoice for such Outstanding Fees.

10.4                        Transition Assistance. Following Termination of this Agreement pursuant to Sections 10.2, or 10.3.1, upon Comcast’s request and in accordance with the terms agreed to by the Parties, Accolade will provide such additional services as are necessary to facilitate transition of the Services to a successor provider (“Transition Assistance”), subject to the following conditions:

10.4.1              Accolade shall use resources then currently serving Comcast, and shall not be required to incur incremental costs to provide such services;

10.4.2              Compensation.

10.4.2.1    Comcast shall compensate Accolade on a time and materials basis for any such incremental costs and services (“Transition Fee”), subject to prior approval by Comcast

10.4.2.2    If the request for Transition Assistance goes beyond the Term of this Agreement, the Parties shall mutually agree as to the period of Transition Assistance, for which Comcast shall pay Accolade at the then-current compensation structure under this Agreement in addition to the Transition Fee;

10.4.3              Accolade will not be required to disclose any of its Confidential Information, nor may Comcast use or disclose Confidential Information of Accolade, during or following the transition period, except as otherwise mutually agreed by the Parties.

10.4.4              All Transition Fees will be invoiced on a monthly basis and paid within [***] of receipt.

10.5                        Effect of Termination.

10.5.1              Upon termination or expiration of this Agreement for any reason, the Parties, upon written request of the other Party, shall return or destroy (with such destruction to be certified upon written request) all Confidential Information received from the other Party, if, and to the extent, it is feasible to do so. Prior to doing so, each Party shall use best efforts to recover any Confidential Information in the possession of its subcontractors or agents. To the extent it is not feasible for the Receiving Party to return or destroy any portion of the Confidential Information, the Receiving Party shall

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provide the Disclosing Party a statement that the Receiving Party has determined that it is infeasible to return or destroy all or some portion of the Confidential Information in its possession or in possession of its subcontractors or agents. The Receiving Party shall extend any and all protections, limitations and restrictions contained in this Agreement and the Business Associate Agreement (attached hereto as Exhibit I) to any Confidential Information retained after the termination of this Agreement until such time as the Confidential Information is returned to the Disclosing Party or destroyed.

10.5.2              For the sake of clarity, Accolade may retain Confidential Information in the event that Comcast requests Transition Assistance in accordance with Section 10.4.2 of this Agreement for the purpose of providing Transition Assistance.

10.5.3              Each Party may retain Confidential Information to the extent necessary to comply with legal and regulatory obligations.

11.                               Representations and Warranties; Disclaimer.

11.1                        Representations and Warranties of Accolade. Accolade represents, warrants and covenants that:

11.1.1              Accolade is a corporation duly organized, validly existing and in good standing under the laws of its State of organization;

11.1.2              Accolade has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

11.1.3              Accolade and each of its Personnel performing the Services under this Agreement has obtained all licenses, authorizations, approvals, consents or permits required to perform its obligations under this Agreement under all applicable federal, state or local laws and regulations;

11.1.4              The execution, delivery, and performance of this Agreement by Accolade will not constitute: (i) a violation of any judgment, order or decree; (ii) a material default under any material contract by which it or any of its material assets are bound; or (iii) an event that would, with notice or lapse of time, or both, constitute such a default;

11.1.5              All Services performed by Accolade and its Personnel will be performed with promptness, due care, skill and diligence, and in accordance with the specifications and timing requirements set forth in this Agreement;

11.1.6              Accolade will disclose to Comcast, in writing, the existence of any of the following conflicts of interest which may materially affect the performance

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of Services or this Agreement: (i) any business relationship between Accolade and any health care or other provider participating as a provider in any applicable Comcast insurance plan (each, a “Provider”) (including, without limitation, the payment of referral fees); (ii) any relationship (through blood or marriage) between any Accolade employee directly involved in the negotiation, management or provision of Services under this Agreement and any employee of such Provider; and (iii) any other conflict of interest that could materially impact Comcast’s evaluation of such Provider.

11.2                        Representations and Warranties of Comcast. Comcast represents, warrants and covenants that:

11.2.1              Comcast is a corporation duly organized, validly existing and in good standing under the Laws of its State of incorporation;

11.2.2              Comcast has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

11.2.3              Comcast has obtained all licenses, authorizations, approvals, consents or permits required to perform its obligations under this Agreement under all applicable federal, state or local laws and regulations;

11.2.4              The execution, delivery, and performance of this Agreement by Comcast will not constitute: (i) a violation of any judgment, order or decree; (ii) a material default under any material contract by which it or any of its material assets are bound; or (iii) an event that would, with notice or lapse of time, or both, constitute such a default.

11.3                        Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS, CONDITIONS OR WARRANTIBS TO THE OTHER PARTY, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OR CONDITION OTHERWISE ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.

12.                               Compliance with Law. In connection with its performance under this Agreement, each Party, and all of the Services (as applicable), shall comply with, and each Party agrees that its performance under all Schedules and Exhibits hereto is subject to, all applicable federal, state, and local laws, rules and regulations, and all amendments thereto, now enacted or hereafter promulgated in force during the Term of this Agreement. Each Party shall indemnify, defend and hold harmless the other Party, its Affiliates, successors and assigns from any and all third-party claims, demands, liabilities, costs or expenses, including reasonable attorneys’ fees (“Claims”) resulting from n violation by the indemnifying Party of this Section 12.

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13.                               Confidentiality.

13.1                        Generally. “Confidential Information” shall mean all proprietary, secret or confidential information relating to either Party and its operations, employees, products or services, any information relating to any Affiliate, and personally identifiable information (“Personal Information”), including Protected Health Information (“PHI”), any of which is disclosed or otherwise supplied in confidence by the Disclosing Party to the Receiving Party or acquired by a Party from the Disclosing Party, or its third-party Personnel, in the course of carrying out its obligations hereunder or as a result of access to the premises of a Party. Without limiting the foregoing, Confidential Information regarding Members shall, as between Comcast and Accolade, be the Confidential Information of Comcast. For the sake of clarity, Confidential Information that is disclosed by either Party to the other under this Agreement, including without limitation, software code and designs, hardware, product specifications and documentation, financial data, business and product plans, each Party’s software, each Party’s proprietary items, Comcast equipment provided to Accolade and other confidential business information remains the property of the Disclosing Party. Without limiting the foregoing, subject to Section 8.4 relating to Work Product, Confidential Information of Accolade shall remain the property of Accolade.

13.1.1              Confidential Information shall not include information which: (i) was lawfully in the public domain prior to the Effective Date of this Agreement or subsequently lawfully came into the public domain through no fault of the Receiving Party; (ii) is rightfully obtained by the Receiving Party from a third party authorized to make such disclosure without restriction or being in breach of any confidentiality duty owed to the Disclosing Party or an Affiliate of the Disclosing Party; (iii) is required to be disclosed in a judicial or administrative proceeding, but only for purposes of such required disclosure, and only after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to giving the Disclosing Party as much advance notice of the possibility of such disclosure as is practical so that the Disclosing Party may attempt to stop such disclosure or obtain a protective order concerning such disclosure; or (iv) is independently developed by or for the Receiving Party without reference to, access to, or use of the Confidential Information disclosed to it under this Agreement.

13.1.2              Except as otherwise permitted by this Agreement, each Party agrees to maintain the confidentiality of Confidential Information and not to disclose, or permit any third party or entity access to, the Confidential Information without prior written permission of the other Party. The foregoing obligation shall be subject to and based upon the third party receiving the Confidential Information employing, with regard to the Confidential Information, procedures no less restrictive than the strictest procedures used

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by it to protect its own confidential and proprietary information of a like kind, which shall at a minimum be commercially reasonable procedures.

13.1.3              Notwithstanding the foregoing, the Receiving Party may disclose Confidential Information to its agents and contractors who have a strict need to know it in connection with the provision or receipt of Services, provided that any such third party is subject to written confidentiality obligations substantively similar to these terms and which will protect the Disclosing Party’s Confidential Information. With respect to Accolade Personnel performing Services outside of the United States (“Foreign Personnel”), Accolade shall require a written confidentiality agreement with such Foreign Personnel that also includes provisions allowing reasonable inspections and audits of such Personnel, the ability to interview employees, contractor and subcontractors of such Personnel to verify compliance with confidentiality obligations, assignment of Work Product, indemnification provisions, departure protocols, dispute resolution and waiver of any ownership of, license to or moral rights regarding Comcast’s patents, trade secrets, proprietary information or intellectual property. With respect to Accolade Foreign Personnel, such obligations will apply regardless of the law of the jurisdiction from which such Accolade Personnel are providing Services. Comcast’s Confidential Information, including without limitation computer data and programs, provided by Comcast or accessed (or accessible) by Accolade Personnel, or personnel of Accolade’s permitted subcontractors, shall be used by such Personnel or personnel only in connection with the obligations set forth hereunder, and shall not be exploited by Accolade or its permitted subcontractors for any internal, commercial or other purpose in any manner whatsoever. Accolade agrees to cooperate with Comcast in all non-US jurisdictions in which it utilizes Accolade Personnel lo provide Services hereunder in filing assignments, applying for and/or aiding Comcast in applying for patents or exceptions relating to Comcast Confidential Information under this Agreement, as required by patent law in the applicable non-US jurisdiction and the local government’s intellectual property office or as otherwise required under applicable rules or regulations.

13.1.4              Except as otherwise provided herein, all Confidential Information shall be held in confidence for perpetuity, unless the Confidential Information is no longer confidential pursuant to Section 13.1.1.

13.1.5              For the sake of clarity, the Personal Information of any Comcast Member who is also a Comcast subscriber shall be included within Section 13.1.

13.2                        Accolade hereby acknowledges that Comcast has a special responsibility under the law to keep certain Personal Information private and confidential. Accolade also acknowledges that the Personal Information to which it will have access pursuant

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to this Agreement from Comcast or Comcast third-party Personnel constitutes Comcast Confidential Information and that Accolade in no way possesses or shall gain possession of any ownership or other proprietary rights with respect to such Personal Information. Accolade acknowledges and understands that Personal Information related to subscribers and prospective subscribers to Comcast’s or its Affiliates’ products and services is subject to the subscriber privacy protections set forth in Section 631 of the Cable Communications Policy Act of 1984, as amended (47 U.S.C. Sec. 551), as well as other applicable federal and state laws. To the extent that such laws are applicable to Accolade or Accolade Services, Accolade agrees that it shall use such information in strict compliance with Section 631 and all other applicable laws governing the use, collection, disclosure and storage of such information. Accolade further agrees to restrict disclosure of such Personal Information to those Accolade employees or sub-contractors (and their employees, agents or subcontractors) with a need to know and who are bound by the confidentiality provisions herein and shall not further disclose such information to any other third parties without the prior written consent of Comcast.

13.3                        All Confidential Information that is collected, stored or otherwise maintained by Accolade pursuant to this Agreement shall be maintained in a secure environment that meets or exceeds industry standards for the protection of highly sensitive information. At a minimum, such safeguards shall include storing any Confidential Information that is collected or obtained by Accolade in a secure form and transmitting such Confidential Information in encrypted form, and utilization of authentication and access controls with respect to any media, applications, operating systems or equipment utilized by Accolade and its subcontractors, and utilization of host and network based intrusion detection systems (with third party penetration testing). In the event of a breach or suspected breach of security of any system, website, database, equipment or storage medium or facility that results or could result in unauthorized access to any Comcast Confidential Information (including without limitation Personal Information, or any Work Product) by any third party (including any Personnel of Accolade that is not authorized to access such information), Accolade shall notify Comcast [***], and make [***] efforts to re-secure its systems immediately. Accolade shall treat any information related to such security incident(s) as Comcast’s Confidential Information. Accolade agrees to provide reasonable cooperation to Comcast and any applicable government agency in investigating and resolving any such security incident.

13.4                        Each Party recognizes and acknowledges that any use or disclosure of the Confidential Information of the other Party in a manner inconsistent with the provisions of this Agreement may cause the other Party irreparable damage for which remedies at law may be inadequate. Accordingly, the non-breaching Party shall have the right to seek an immediate injunction in respect of any breach of these confidentiality obligations without posting bond to obtain such relief. Notwithstanding the foregoing, this paragraph shall not in any way limit the remedies in law or equity otherwise available to the non-breaching Party

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13.5                        Business Associate Agreement. Each of Accolade and Comcast will comply with the terms and conditions of the obligations set forth in the Business Associate Agreement, attached hereto as Exhibit I. The Business Associate Agreement is hereby incorporated in full as part of this Agreement.

14.                               Indemnification.

14.1                        By Accolade. In addition to its obligations to indemnify Comcast as set forth in other Sections of this Agreement, Accolade will indemnify and hold Comcast and its Affiliates, and their respective directors, officers, employees and agents, harmless from and against any claim (i) resulting from a breach by Accolade or Accolade Personnel of its obligations under [***] of this Agreement; (ii) a breach of this Agreement resulting from [***] under this Agreement; (iii) any breach or inaccuracy of any covenant, representation or warranty by Accolade of this Agreement; and/or (iv) assertions against Comcast under workers’ compensation or similar employee benefit acts by Accolade or its employees or agents.

14.2                        IP Indemnification.

14.2.1              At its expense, Accolade shall defend (if requested by Comcast), indemnify and hold Comcast, its parents, Affiliates, subsidiaries and their officers, directors, agents, and employees harmless against all costs, expenses and losses (including reasonably attorney fees and costs) to the extent incurred through a claim that the use of the Accolade Confidential Information provided to Comcast by Accolade under this Agreement (“IP Products”) infringes any patent, copyright, trade secret, trademark or other intellectual property right of any third party (“IP Claims”).

14.2.2              If any IP Product becomes, or in Accolade’s reasonable opinion is likely to become, the subject of a successful IP Claim of infringement of any intellectual property rights, then, in addition to any other rights Comcast may have under this Agreement, Accolade shall modify the delivery of Services to eliminate any potential or actual infringement.

14.3                        By Comcast. Comcast will indemnify and hold Accolade and its Affiliates, and their respective directors, officers, and Personnel, harmless from and against any claims [***]

14.4                        Indemnification Procedures. If any claim is commenced against a Party for which such Party is entitled to indemnification (the “Indemnified Party”) under Section 14, the Indemnified Party will provide notice of such claim to Indemnifying Party (the “Indemnifying Party”) as promptly as practicable; provided, however, that the failure to provide such notice will not relieve the Indemnifying Party of its obligations under this Section 14 except and only to the extent that the Indemnifying Party is prejudiced thereby. The Indemnifying Party will be entitled, if it so elects, in a notice promptly delivered to the Indemnified Party, to

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immediately take control of the defense, settlement, and investigation of such claim and to employ and engage attorneys reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party’s sole cost. The Indemnified Party will cooperate, at the cost and request of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom. If the Indemnifying Party does not assume full control over the defense of a claim as provided in this Section, the Indemnifying Party may participate in the defense of such claim, at its sole cost and expense, and the Indemnified Party will have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party. Neither Party shall enter into a settlement of any such claim that imposes any liability or material obligation on the other Party or materially prejudices the other Party’s rights without such Party’s prior written consent, which consent shall not be unreasonably withheld. Further, neither party shall enter into a settlement of any such claim without the other Party’s written consent unless such settlement is solely for monetary payment by the Indemnifying Party or a third-party and contains an explicit and complete unconditional release of Indemnified Party in connection with the Services and IP Products. For purposes of this Section 14.4, an IP Claim shall constitute a claim.

15.                               Insurance.

15.1                        Accolade shall, at its sole cost, maintain no less than the following insurance in full force and effect during the Term of this Agreement:

15.1.1              Commercial General Liability/Umbrella Coverage. Contractor’s Protective Liability; Completed Operations; Product Liability; Contractual Liability; Personal Injury; and Property Damage caused by explosion, collapse and underground damage; and Broad-Form Property Damage Endorsement. The limits of such liability insurance shall be no less than $[***] per occurrence and $[***] in the aggregate for bodily injury (BI) and property damage (PD) per occurrence;

15.1.2              Automobile Liability. Covering all owned, hired or non-owned vehicles, including the loading or unloading thereof, with limits no less than [***] combined single limit of liability for Automobile Bodily Injury, Personal Liability and Automobile Property Damage for each occurrence;

15.1.3              Worker’s Compensation. Statutory Benefits as required by state where work is being performed; and Employer’s Liability Insurance at a limit of not less than [***] for all damages arising from each accident or occupational disease; and

15.1.4              Professional Liability Insurance. Covering Accolade’s business operations for providing support and information regarding healthcare options,

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benefits and claims in the amount of not less than $[***] per claim and $[***] in the aggregate.

15.2                        All such insurance shall be carried with companies with at least an A-VU rating from A.M. Best, licensed to do business in the jurisdiction where the Services are to be performed, and, such policies, as permitted by carriers, shall name Comcast and its parents, Affiliates and subsidiaries and its and their employees and agents as additional insured parties, and shall contain no cross suits exclusion.

16.                               Warrants. On the date hereof, in partial consideration for Comcast’s obligations under this Agreement, Accolade shall issue a warrant to Comcast or its designated Affiliate in substantially the form set forth in Exhibit J.

17.                               Use of Name and Publicity.

17.1                        Neither Party will use the name, logo or mark of the other Party or its Affiliates or refer to the other Party or its Affiliates directly or indirectly in any media release, public announcement or public disclosure relating to this Agreement except with the prior consent of the other Party prior to each such use or release. Exhibit L sets forth the sales and publicity uses of the Comcast name and trademarks which have been pre-approved by Comcast.

18.                               Dispute Resolution.

18.1                        Initial Discussions. Prior to the initiation of formal dispute resolution procedures with respect to any dispute (a “Dispute”) under this Agreement, the Parties will first attempt to resolve such dispute informally, as follows:

18.1.1              First, the applicable first-level individuals from Comcast and Accolade will meet as often, as promptly and for a duration the Parties deem necessary to discuss the Dispute and negotiate in good faith in an effort to resolve the Dispute.

18.1.1.1    If the steps taken in Section 18.1.1 fail to resolve the Dispute within thirty (30) days after the referral of the Dispute to them, then each of Comcast and Accolade will appoint one higher level individual who is not involved on a day-to-day basis with the subject matter of this Agreement. Such senior executives will meet as often, as promptly, and for a duration the Parties reasonably deem necessary to discuss the Dispute and negotiate in good faith in an effort to resolve the Dispute.

18.1.1.2    During the course of such discussions, all reasonable requests made by one Party to another for non-privileged information, reasonably related to the Dispute, will be honored in order that each of the Parties may be fully apprised

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of the other’s position. The specific format for such discussions will be left to the discretion of the Parties, but may include the preparation of agreed-upon statements of fact or written statements of position.

18.1.2              Formal proceedings for the resolution of a Dispute will not be commenced until the earlier of (i) the good faith determination by the appointed individuals that amicable resolution through continued negotiation of the matter does not appear likely; or (ii) thirty (30) days following the date that the Dispute was first referred to the appointed senior individuals.

18.1.3              If the Parties are still unable to reconcile their differences, either Party may seek relief from a court of competent jurisdiction. The foregoing will not be construed to prohibit either Party from directly seeking injunctive relief without first complying with this Section 18.

19.                               Limitations of Liability.

19.1                        IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER ENTITY FOR ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, INCIDENTAL, OR INDIRECT DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY, AND WHETHER OR NOT THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF [***]. ACCOLADE’S LIABILITY TO COMCAST FOR DAMAGES ARISING OUT OF THIS AGREE:MENT SHALL BE LIMITED TO [***]. FOR THE AVOIDANCE OF DOUBT, THE AMOUNT OF SUCH LIMITS SET FORTH HEREIN SHALL [***].

19.2                        [***]

20.                               General.

20.1                        Assignment. Neither Party will, without the prior written consent of the other Party, assign this Agreement or any amounts payable pursuant to this Agreement (including by operation of law) [***]  No assignment with or without consent shall constitute a novation or otherwise relieve either Party of its obligations hereunder. The consent of a Party to any assignment of this Agreement will not constitute such Party’s consent to further assignment. This Agreement will be binding on the Parties and their respective successors and permitted assigns. Any assignment in contravention of this subsection will be void.

20.2                        Notices. Unless otherwise required under this Agreement, notices permitted or required to be given will be in writing and will be deemed sufficient if given by telefax, mail, or courier service, addressed to the individual specified below, or to such other individuals as the respective Parties may designate by notice from time

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to time. Notices so given will be effective upon receipt by the Party to which the notice is given.

If to Comcast: Comcast Cable Communications Management, LLC 1701 John F. Kennedy Blvd. Philadelphia, PA 19103-2838 Attn: Shawn Leavitt	If to Accolade: Accolade, Inc. 660 Germantown Pike, Suite 500 Plymouth Meeting, PA 19462 Attn: Thomas K. Spann

With a copy to: Comcast Cable Communications Management, LLC 1701 John F. Kennedy Blvd. Philadelphia, PA 19103-2838 Attn: General Counsel — Cable Operation

20.3                        Changes and Modifications. The terms and conditions of this Agreement may not be amended, waived or modified, except in a writing signed by both Parties.

20.4                        Severability. In the event that any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in any other circumstances, will not be affected thereby.

20.5                        Interpretation. Interpretation of this Agreement will be governed by the following rules of construction: (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the word “including” and words of similar import shall mean ‘‘including, without limitation,” (iii) provisions will apply, when appropriate, to successive events and transactions, and (iv) the headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

20.6                        Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania without regard to conflict of laws principles. Except as otherwise set forth in a rider to this Agreement, any claim or controversy arising out of or relating to this Agreement shall be brought exclusively in federal or state court located in Philadelphia, Pennsylvania and the Parties hereby consent to personal jurisdiction and venue in such court.

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20.7                        Negotiated Terms. The language, terms, conditions, and provisions of this Agreement are the result of negotiations between the Parties and this Agreement will not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Agreement or based on a Party’s undertaking of an obligation under this Agreement.

20.8                        Review of Records. Accolade will maintain accurate books and records supporting its performance of the Services and the performance of its duties hereunder, including recordings of all calls with Members in accordance with applicable law. Such records will be maintained for a period of at least [***] following termination of this Agreement or such longer period if required by law, and, subject to limitations of applicable law, shall at all times be available for inspection by Comcast or its designee to audit compliance with this Agreement and applicable law (“Audit”). Comcast may designate an independent external auditor to conduct or assist with the Audit who is subject to a Business Associate Agreement and other confidentiality requirements at least as restrictive as those set forth in this Agreement. To the extent required in connection with the Audit, and subject to Section 8.4, Accolade shall, upon reasonable request by Comcast, promptly prepare and deliver to Comcast or its designee reports regarding its activities in connection with this Agreement.

20.9                        Equal Opportunity Employer. Comcast is an equal opportunity employer and is a federal contractor. Consequently, the Parties agree that, to the extent applicable, they will comply with Executive Order 11246, The Vietnam Era Veterans Readjustment Assistant Act of 1974 and Section 503 of the Vocational Rehabilitation Act of 1973 and also agree that these laws are incorporated herein by reference.

20.10                 Federal Contractor Requirements. This Agreement is subject to the requirements of 41 CFR 60-1.4 and 29 CFR part 471, Appendix A to Subpart A, which are incorporated into this Agreement by reference, as applicable. In addition, this order/contract is subject to the requirements of 41 CFR 60-300.5(a) and 41 CFR 60-741.5(a), which are incorporated herein by reference, as applicable. The latter two regulations prohibit discrimination against qualified individuals on the basis of protected veteran status and disability and require affirmative action to employ and advance in employment protected veterans and qualified individuals with disabilities.

20.11                 Headings. The headings of sections of this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement in anyway.

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20.12                 Survival. The sections of this Agreement that by their nature are intended to survive its expiration or termination, including Sections 10.5, 11, 13, 14, 18 and 19 will survive the expiration or termination of this Agreement.

20.13                 Counterparts. This Agreement may be executed in counterparts, all of which when taken together constitute a single agreement. This Agreement may be executed by facsimile signature, each of which shall be deemed an original.

20.14                 Entire Agreement. This Agreement, including all other documents referenced herein, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all other communications and all other prior understandings or agreements between the Parties with respect to such subject matter hereof.

21.                               Supplier Diversity.

21.1                        Comcast is committed to providing meaningful opportunities for minority, women, veteran, and small disadvantaged business entities and individuals (“Diversity Suppliers”) in its supply chain, and to maximizing the opportunities for all businesses to participate in the performance of Comcast contracts. In connection with such commitment Comcast encourages Accolade to consider all available opportunities to partner with Diversity Suppliers who offer complementary products and services to the services to be provided under this Agreement. Comcast expects any such arrangements to augment, and not duplicate, the responsibilities and efforts of Accolade and other suppliers engaged in the provision of the Services contemplated under this Agreement.

21.2                        In considering whether to propose an entity to be a permitted subcontractor or as a source of other goods or services in connection with the services to be provided under this Agreement, Accolade agrees to use commercially reasonable efforts to explore viable opportunities to partner with Diversity Suppliers. On or before January 15 and July 15 of each year of the Term, Accolade shall report to Comcast the amount (in United States dollars) of purchases from Diversity Suppliers during the six month period that just ended, itemized (a) by the type of ownership of such Diversity Suppliers and (b) whether such Diversity Suppliers were utilized in the performance of this Agreement. Upon reasonable request by Comcast, Accolade will participate in Comcast’s Supplier Diversity Program, to the extent applicable to the Services provided by Accolade.

[signatures on next page]

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

COMCAST CABLE	ACCOLADE, INC.
COMMUNTC ATIONS
MANAGEMENT, LLC

By:	/s/ Peter Kiriacoulacos	By:	/s/ John D Rollins

Peter Kiriacoulacos		John D Rollins

Title: Executive Vice President &		Title: EVP
Chief Procurement Officer
Dated: 6/29/2015		Dated: 5/20/2015

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Index of Exhibits

Exhibit	Description	Page

Schedule 1	Definitions

Exhibit A	In-Service Dates

Exhibit B	Accolade Services Schedule

Exhibit C	Service Management

Exhibit D	Reporting Requirements

Exhibit E	Applicable Comcast Policies

Exhibit E-1	Comcast Information Security Requirements

Exhibit E-2	NBCU Integrity Policy

Exhibit F	Performance Guarantees

Exhibit G	Incentive Payments

Exhibit H	Payment Calculation, [***]

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Exhibit I	Business Associate Agreement

Exhibit J	Comcast Warrant

Exhibit K	Hours of Operation

Exhibit L	Pre-Approved Sales and Publicity Uses of Comcast Name and Trademarks

Exhibit M	Compensation for Service Non-In Scope Population

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SCHEDULE 1

DEFINED TERMS

1.                                      “[***]” shall have the meaning set forth in Exhibit G, Section 5.3.

2.                                      “[***]” shall have the meaning set forth in Exhibit G, Section 5.7.

3.                                      “[***]” shall have the meaning set forth in Exhibit G, Section 5.11.

4.                                      “[***]” has the meaning assigned in Exhibit F-2, Section 2.2.

5.                                      “Accolade” has the meaning assigned in the preamble.

6.                                      “Accolade Relationship Executive” shall have the meaning assigned in Section 7.2.

7.                                      “[***]” shall have the meaning set forth in Exhibit G, Section 5.8.

8.                                      “[***]” shall have the meaning set forth in Exhibit G. Section 5.12.

9.                                      “[***]” shall have the meaning set forth in Exhibit M.

10.                               “[***]” shall have the meaning set forth in Exhibit G, Section 5.4.

11.                               “[***]” shall have the meaning assigned in Section 4.1.

12.                               “[***]” shall have the meaning assigned in Section 4.1.

13.                               “Affiliate” means any entity controlling, controlled by, or under common control with Accolade or Comcast, where the root word “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise.

14.                               “Audit” shall have the meaning assigned in Section 20.8.

15.                               “[***]” or [***]” shall have the meaning assigned in Exhibit F-1, Section 1.1.

16.                               “Background ‘Check” has the meaning assigned in Section 8.1.2.

17.                               “[***]” shall have the meaning assigned in Section 5.2.

18.                               “Business Associate Agreement” shall mean the Business Associate Agreement executed by the Parties attached as Exhibit I, as may be amended from time to time.

19.                               “[***]” shall have the meaning assigned in Exhibit G, Section 5.14.

20.                               “Comcast” has the meaning assigned in the preamble.

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21.                               “Comcast Data” shall have the meaning assigned in Exhibit E-1.

22.                               “Confidential Information” has the meaning assigned in Section 13.1.

23.                               “Contacts” has the meaning assigned in Exhibit M.

24.                               “[***]” shall mean the [***].

25.                               “Disclosing Party” means either party that may disclose Confidential Information to the other in connection with this Agreement.

26.                               “Dispute” shall have the meaning assigned in Section 18.1.

27.                               “Effective Date” has the meaning assigned in the preamble.

28.                               “Effective Date of Termination” has the meaning assigned in Section 10.2.1.

29.                               “[***]” shall have the meaning set forth in Exhibit G, Section 5.9.

30.                               “[***]” shall have the meaning set forth in Exhibit G, Section 5.10.

31.                               “[***]” shall have the meaning set forth in Exhibit G, Section 5.6.

32.                               “[***]” shall have the meaning set forth in Exhibit G. Section 5.2.

33.                               “Extraordinary Event” shall have the meaning set forth in Section 3.3.

34.                               “Foreign Personnel” shall have the meaning set forth in Section 13.1.3.

35.                               “[***]” shall have the meaning set forth in Exhibit K.

36.                               “[***]” shall have the meaning set forth in Exhibit G, Section 1.

37.                               “[***]” shall have the meaning set forth in Exhibit G, Section 1.

38.                               “[***]” shall have the meaning set forth in Exhibit 0, Section 5.1.

39.                               “Initial Group” has the meaning assigned in Section 2.1.

40.                               “[***]” for [***].

41.                               “[***]” has the meaning assigned in Section 2.2.

42.                               “IP Claims” has the meaning assigned in Section 14.2.

43.                               “IP Products” has the meaning assigned in Section 14.2.

44.                               “Members” has the meaning assigned in Section 2.3.

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45.                               “Member Months” for a period equals the sum of the number of Members in each month during the period

46.                               “Metrics” shall have the meaning assigned in Exhibit F.

47.                               “[***]” shall have the meaning set forth in Exhibit G, Section 5.13.

48.                               “[***]” shall have the meaning set forth in Exhibit M.

49.                               “[***]” shall have the meaning assigned in Exhibit F.

50.                               “Periodic Compensation” has the meaning assigned in Section 6.2.1.

51.                               “Periodic Invoice” shall have the meaning assigned in Section 6.2.

52.                               “Personal Information” shall have the meaning assigned in Section 13.l.

53.                               “Personnel” shall have the meaning assigned in Section 8.1.1.

54.                               “PHI” shall have the meaning assigned in Section 13.1.

55.                               “PMPM” means per Member per month.

56.                               “Protected Health Information” shall have the meaning as defined in 45 C.F.R. § 103, as may be amended from time to time.

57.                               “[***]” shall have the meaning set forth in Exhibit G, Section 5.5.

58.                               “Receiving Party” means either party receiving Confidential Information from the other.

59.                               “Recurrent Service Material” shall have the meaning assigned in Section 3.1.7.

60.                               “Replacement Data Provider” shall mean a data provider who replaces any data provider named in Section 3.l.4.

61.                               “Service Material” shall have the meaning assigned in Section 3.1.7.

62.                               “Services” has the meaning assigned in Section 1.2.

63.                               “[***],” for the [***].

64.                               “S&P” Index means the S&P Healthcare Economic Commercial Index.

65.                               “[***]” shall have the meaning set forth on Exhibit E-1.

66.                               “[***]” has the meaning assigned in Exhibit F-3, Section 3.2.

67.                               “Term” has the meaning assigned in Section 10.1.

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68.                               “[***]” or “[***]” means [***]

69.                               “[***]” shall have the meaning set forth in Section 10.4.2.

70.                               “[***]” shall have the meaning set forth in Section 10.4.2.

71.                               “Work Product” shall have the meaning assigned in Section 8.4.

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EXHIBIT A

In-Service Dates

For purposes of this Agreement, the In-Service Date for the Initial Group shall be [***].

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EXHIBIT B

ACCOLADE SERVICES SCHEDULE

Pursuant to this Agreement, Accolade will provide the Services described below:

1) Simplifying health benefits

•                                          Explaining benefits

•                                          Resolving claims and billing issues

•                                          Plan selection support

•                                          Administrative support

•                                          Explaining eligibility

•                                          Assisting families to navigate and use other Comcast benefits, tools and

•                                          resources, some of which are identified on Exhibit C.

2) Clinical support to understand options and navigate the health system

•                                          Urgent needs options

•                                          Treatment decision options

•                                          Chronic condition options

•                                          Maternity options, including incentive management

•                                          Hospital stay options (pre, during, post)

•                                          Mental health and substance abuse soptions

•                                          Provider search and preparation for visit

•                                          Lifestyle improvement options

3) Logistical support

•                                          Reducing financial, logistical, transportation, social, emotional and legal barriers to accessing or complying with care

4) Support for Comcast

•                                          Marketing and communications resources to communicate Accolade services

•                                          Analysis and reporting

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•                                          Short Term Disability coordination & support of Comcast disability vendor

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EXHIBIT C

SERVICE MANAGEMENT

1.                                      The Parties agree that Accolade will enter into direct contracts with certain third-parties (“Service Third Parties”) in order to assist Accolade in providing Services under this Agreement and to facilitate access to innovative and additional tools and resources for the benefit of Members.

2.                                      Comcast and Accolade shall mutually agree in writing as to the selection of the Service Third Parties, the services the Service Third Parties will provide to Comcast or its Members, and Accolade’s role in connection with said services.

3.                                      Accolade and Comcast will mutually agree in writing in advance as to the manner and amount of payment made to Service Third Parties and to Accolade.

4.                                      With respect to the Service Third Parties listed in this Paragraph IV, Comcast agrees to directly pay the Service Third Parties or reimburse Accolade for Accolade’s payment of the Service Third Parties as set forth below; provided, however, that Comcast shall only reimburse Accolade for services and costs that have been pre-approved in writing by Comcast:

4.1                               [***]. [***], Comcast will reimburse Accolade [***] as an annual fee (“Annual Fee”) in respect to amounts paid by Accolade for [***] compensation and service fees pursuant to the Master Services Agreement between Accolade and [***] dated March 26, 2014 (“MSA”). The Parties acknowledge and agree that [***], Comcast reimbursed Accolade [***], reflecting a pro ration of the Annual Fee due to the commencement of [***] services [***]. In addition, Comcast will reimburse Accolade for taxes paid on the Annual Fee, if any.

4.2                               [***]. Effective upon implementation of the [***] services, and continuing during the remainder of the Term of the Agreement, Comcast shall reimburse Accolade the fees related to implementing, establishing file feeds, and licensing a Comcast-accessible [***] database instance as set forth in the following table:

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Members	Licensing Price Per Month

[***]	[***]

Implementation Fees:	Includes 3 Feeds [***] Each Additional Data Feed [***]

•	Pricing includes [***]
•	Benchmarking charged at [***]
•	Medical Episode Groupers charged at [***]
•	Extract tiles shall be billed per unique file built, at a rate to be determined by extract requirements
•	Each specific user over [***]

4.3                               [***]. All fees, charges and costs for services provided by [***] to Comcast Members will be paid directly by Comcast to [***], pursuant to a separate contract between those parties. There shall be no charge by Accolade for providing support services to Comcast or Comcast Members relating to [***] (“Administrative Fee”).

4.4                               [***]. All fees, charges and costs for services provided by [***] to Comcast Members will be paid directly by Comcast to [***], pursuant to a separate contract between those parties. There shall be no Administrative Fee charged by Accolade relating to [***].

4.5                               [***]. In association with Comcast’s wellness incentives program, Comcast shall pay Accolade the fees related to the execution of Member biometric testing with vendor [***] as set forth per the following table:

Service Type	Cost per

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

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[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

4.6                               [***]. In association with Comcast’s wellness incentives program, Comcast shall pay Accolade the fees related to execution of Member [***] as set forth per the following table:

[***]- per kit	[***]

4.7                               [***]. All fees, charges and costs for services provides by [***] to Comcast Members will be paid directly by Comcast to [***], pursuant to a separate contract between those parties. There shall be no charge by Accolade for providing support services to Comcast or Comcast Members relating to [***].

4.8                               [***]. In association with a [***], for a period of no less than 12 months and including any extension or rollout of this service, Comcast shall reimburse Accolade for fees paid to [***] as set forth in the table below. Accolade will bear all implementation, data feed and measurement related costs.

Category	Criteria	Fee

[***]	[***]	[***]

	[***]	[***]

	[***]	[***]

5.                                      In those instances where Comcast reimburses Accolade for payments Accolade made to Service Third Parties, Accolade shall invoice Comcast and Comcast shall pay the invoice

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for Service Third Parties’ invoice within [***] of receipt. In addition, Comcast will reimburse Accolade for taxes paid on the Service Third Parties’ invoice.

6.                                      Comcast and Accolade may mutually agree to add or eliminate Service Third Parties insofar as they are providing services in connection with this Agreement, or may modify the services or terms and amounts of payments to Accolade for services provided by such Service Third Parties.

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EXHIBIT D

REPORTING REQUIREMENTS

Accolade will produce, in printed and electronic form, the reports listed below, which may be amended from time to time over the course of this agreement.

7.                                      I.                                        Monthly Reporting. Accolade will deliver, within [***] following the end of each calendar month, a report including, at a minimum:

[***]

II.                                   Quarterly Reporting. Accolade will deliver, within [***] following the end of each calendar quarter, a report presentation representing Accolade performance against mutually agreed upon metrics, which may be amended from time to time over the course of this agreement. Accolade will schedule quarterly meetings to present the findings found in each quarterly report.

(a)                                 Quarterly report content will include: Accolade performance metrics and topics similar to those covered in the Monthly Reporting package listed in Section I above, and may also include specific areas of mutual interest.

III. Ad Hoc Reporting. Accolade may provide Ad Hoc Reporting using existing data sources on an as needed basis. All requests should be submitted through the Accolade Relationship Executive. Accolade will evaluate the each request and determine feasibility, timing and level of effort required to complete the request. Upon discussion and mutual agreement, there may be occasions where incurred costs for Ad Hoc Reporting requests will be reimbursed to Accolade.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT E

APPLICABLE COMCAST POLICIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT E-1

COMCAST INFORMATION SECURITY REQUIREMENTS

Accolade will adhere to the following security controls and expectations where, as part of Accolade’s performance of Services under the Agreement, Accolade: collects, stores, processes, or transmits Personal Information (collectively, for the purposes of this Exhibit E only, “Comcast Data”), or accesses Comcast’s internal business network.

1.                                      [***]

2.                                      [***]

3.                                      [***]

4.                                      [***]

5.                                      [***]

6.                                      [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT E-2

NBCU Integrity Policy

Accolade has reviewed NBCUniversal’s “Sharing the Commitment to Integrity” policy statement applicable to vendors on assignment with NBCUniversal (“Code of Conduct,” attached hereto as Exhibit E-2). Accolade agrees with the Governing Principles set forth in the Code of Conduct and will incorporate those principles into its practices while performing under this Agreement, as applicable.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT F

PERFORMANCE GUARANTEES

1.                                      Accolade Health Assistant Center-related metrics must meet performance guarantees (“Performance Guarantees”) in order to avoid a payment to Comcast depending on whether the Performance Guarantee metrics (“Metrics”) are met or not met.

2.                                      Any payment to Comcast hereunder shall be imposed as a quarterly PMPM refund, paid per the terms outlined in Section 6.2.

3.                                      The Performance Guarantees, Metrics and associated payments are set forth for four categories, which are defined on the attached pages: [***].

4.                                      Measurement of the Metrics and implementation of a payment, if any, will [***].

5.                                      Any of these Performance Guarantees, the Metrics or the payment for failing to meet any Performance Guarantee may be eliminated or changed by the mutual agreement of the Parties at any time.

6.                                      Comcast agrees to fully cooperate and provide reasonable support to Accolade in its efforts to perform in accordance with these Performance Guarantees, to meet the Metrics and to avoid a payment to Comcast.

7.                                      For the duration of an Extraordinary Event, so long as Accolade is in compliance with Section 3.4 of the Agreement, Accolade shall be relieved of its obligations to comply with the Performance Guarantees and the Metrics set forth herein without penalty.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT G

INCENTIVE PAYMENTS

1.                                      Comcast shall pay Accolade an incentive payment (“Incentive Payment”) for achieving targets (“Incentive Goal”) for each of the following categories: [***]. The calculation of the Incentive Payments is set forth below.

2.                                      Incentives [***] (expressed as per event amounts) and [***] (expressed a PMPM amounts) are shown in the table below:

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

3.                                      The [***] Incentive Payment Schedule based on achieving Tier 1 or Tier 2 thresholds is shown in the table below:

Incentive Percentages Table

% of Tier 2 Incentive Threshold	Incentive Earned

[***]	[***]of Tier 1

[***]	[***] of Tier 2

[***]	[***] of Tier 2

[***]	[***] of Tier 2

[***]	[***] of Tier 2

[***]	[***] of Tier 2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

4.                                      The [***] incentive thresholds are shown in the table below:

	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

5.                                      Definitions. For purposes of this Exhibit G, the following definitions shall apply:

5.1                               Incentive Period — [***], the Incentive Period is [***]. For [***], the Incentive Period is [***].

5.2                               [***] — [***] are the [***] multiplied by the number of Member Months during an Incentive Period.

5.3                               [***] - Is [***] The source of this data is [***] reporting tool [***].

5.4                               [***]- Is the count of all [***] The source of this data is [***] reporting tool [***]

5.5                               [***] = 1 — [***]

5.6                               [***] — [***] are the [***] per 1000 by [***] multiplied by the number of [***] during an Incentive Period.

5.7                               [***] - Is (a) the total of the [***] divided by (b) the number of [***], the result multiplied by 1000 and by [***] The source of this data is [***] reporting tool for the [***].

5.8                               [***] - Is the total of the measure [***] during an Incentive Period. The source of this data is [***] reporting tool for the measure [***]

5.9                               [***] = [***]

5.10                        [***] - is the [***] per 1000 multiplied by the number of [***] during an Incentive Period.

5.11                        [***] - Is (a) the total of the [***] minus (b) the total of the measure [***] the result divided by (c) the number of [***] the result multiplied by [***]. The source of this data is [***] reporting tool for the measure [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

5.12                        [***] - Is (a) the total of the [***] minus (b) the total of the measure [***].

5.13                        [***] = [***]

5.14                        [***] - All cases accepted by [***], including cases with the following [***]. An “[***]” is defined as a case that [***]. For the avoidance of doubt, both Parties agree that [***], Accolade has [***].

6.                                      Specific Calculations by Category

6.1                               [***]

6.1.1                     [***] will be calculated based on Member Months in the applicable Incentive Period and the overall [***]. The [***] may need to be updated if [***].

6.1.2                     Calculation steps:

6.1.2.1           Using member months for [***] Incentive Periods, calculate [***] for each Incentive Period.

6.1.2.2           Using [***], count [***] with [***] during the Incentive Period.

6.1.3                     Calculation timing:

6.1.3.1           Monthly and quarterly estimates will be provided based on available data.

6.1.3.2           Final calculations will be based on data [***] the end of the Incentive Period to allow for claims run-out.

6.1.4                     The [***] will be calculated as [***].

6.1.5                     [***]:

6.1.5.1           If the [***] does not achieve the minimum threshold, then the Incentive Payment will be [***].

6.1.5.2           If the [***] is at least the threshold shown above, the incentive will be (a) the total number of [***], calculated as [***] minus [***], multiplied by (b) the per event incentive shown above.

6.1.6                     [***]:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

6.1.6.1           If the [***] does not achieve the minimum Tier 1 threshold, then the Incentive Payment will be [***].

6.1.6.2           If the [***] exceeds the Tier 2 threshold, then the Incentive Payment will be the Tier 2 incentive shown above multiplied by [***].

6.1.6.3           If the [***] falls between the Tier 1 and Tier 2 thresholds, then the incentive will be calculated per the Incentive Percentages Table, with pro rata calculations for [***] falling between listed breakpoints.

6.2                               [***]

6.2.1                     [***] will be calculated based on Member Months in the applicable Incentive Period by [***] The [***] may need to be updated if [***]. [***] are shown below:

6.2.1.1           [***]

6.2.1.2           [***]

6.2.1.3           [***]

6.2.1.4           [***]

6.2.2                     Calculation steps:

6.2.2.1           Using Member Months for [***] Incentive Periods, calculate [***] by [***] and then sum to yield the total [***] for each Incentive Period.

6.2.2.2           Using [***], count [***] with service dates in each of the Incentive Periods.

6.2.3                     Calculation timing:

6.2.3.1           [***] estimates will be provided based on available data.

6.2.3.2           Final calculations will be based on data [***] the end of the Incentive Period to allow for claims run-out.

6.2.4                     The [***] will be calculated as [***].

6.2.5                     [***]:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

6.2.5.1           If the [***] does not achieve the minimum threshold shown above, then the Incentive Payment will be [***].

6.2.5.2           If [***] are reduced beyond the minimum threshold shown above, the incentive will be the total number of [***], calculated as [***] minus [***] times the per event incentive shown above.

6.2.6                     [***]:

6.2.6.1           If the [***] does not achieve the minimum Tier 1 threshold, then the Incentive Payment will be [***].

6.2.6.2           If the [***] exceeds the Tier 2 threshold, then the Incentive Payment will be Tier 2 incentive shown above multiplied by member months.

6.2.6.3           If the [***] falls between the Tier 1 and Tier 2 thresholds, then the incentive will be calculated per the Incentive Percentages Table, with pro rata calculations for [***] falling between listed breakpoints.

6.3                               [***]

6.3.1                     Expected [***] will be calculated based on 2013 utilization data from [***] using patient visits per 1000. The patient visits per 1000 rate may need to be updated if [***]

6.3.2                     Calculation steps

6.3.2.1           Using Member Months for the [***] Incentive Periods, calculate [***].

6.3.2.2           Using [***], calculate [***]. This process may need to be updated if [***].

6.3.3                     Calculation timing:

6.3.3.1           Monthly and quarterly estimates will be provided based on available data.

6.3.3.2           Final calculations will be based on data [***] the end of the Incentive Period to allow for claims run-out.

6.3.4                     The [***] will be calculated as [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

6.3.5                     [***]:

6.3.5.1           If the [***] does not achieve the minimum threshold shown above, then the Incentive Payment will be [***].

6.3.5.2           If the [***] exceeds the minimum threshold, the incentive will be the total number of [***], calculated as [***], times the per event incentive shown above.

6.3.6                     [***]:

6.3.6.1           If the [***] does not achieve the minimum Tier 1 threshold, then the Incentive Payment will be [***].

6.3.6.2           If the [***] exceeds the Tier 2 threshold, then the Incentive Payment will be Tier 2 incentive shown above multiplied by Member Months.

6.3.6.3           If the [***] falls between the Tier 1 and Tier 2 thresholds, then the incentive will be calculated per the Incentive Percentages Table, with pro rata calculations for [***] falling between listed breakpoints.

6.4                               [***]

6.4.1                     The cases reviewed by [***] will be counted for each Incentive Period and the monthly average calculated for each period. For the [***] Incentive Period, total cases reviewed divided by [***] For [***], average monthly cases will be total cases reviewed divided by [***].

6.4.2                     [***]:

6.4.2.1           If the average monthly [***] do not achieve the minimum threshold, then the Incentive Payment will be [***].

6.4.2.2           If the [***] achieve the minimum Threshold, the incentive will be the number of [***] times the per event incentive shown above.

6.4.3                     [***]:

6.4.3.1           If the average monthly [***] do not achieve the minimum Tier 1 threshold, then the Incentive Payment will be [***].

6.4.3.2           If the average monthly [***] exceed the Tier 2 threshold, then the Incentive Payment will be Tier 2 incentive shown above multiplied by Member Months.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

6.4.3.3           If the average monthly [***] fall between the Tier 1 and Tier 2 thresholds, then the incentive will be calculated per the Incentive Percentages Table, with pro rata calculations for [***] falling between listed breakpoints.

7.                                      By at least [***] prior to the beginning of the applicable calendar year, the Parties shall mutually agree to establish the incentives for [***], and for all other future years.

7.1                               The Parties may mutually agree to modify the bases upon which Incentive Payments are made at any time.

8.                                      To accomplish the behavior changes needed to facilitate or assist Accolade reaching any specific Incentive Goal, it may be necessary to undertake additional activities and projects or modify existing programs (“Interventions”). Accolade shall be responsible for identifying and designing such Interventions.

8.1                               From time to time, the design of a specific Intervention will require Comcast to take action to enable or support Accolade in connection with an Incentive Goal

8.2                               Comcast and Accolade will mutually agree to the specific responsibilities to be allocated between them, or distributed to a third-party, to accomplish an Incentive Goal. Accolade shall document such responsibilities in an “Incentive Action Plan.”

8.3                               Each party shall be required to complete their responsibilities in accordance with the Incentive Action Plan, and acknowledge that their respective responsibilities are necessary for Incentive Goal success.

9.                                      In the event of an Extraordinary Event, as defined in Section 3.3 of the Agreement, and to the extent that there are consequences resulting in the inability of Accolade to achieve targets which would entitle it to receive an Incentive Payment, Comcast shall provide Accolade with a reasonable alternative Incentive Payment opportunity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT H

PAYMENT CALCULATION 1/1/14 - 6/30/14

[see next page]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Accolade. Inc.

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT I

BUSINESS ASSOCIATE AGREEMENT

[Business Associate Agreement attached]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

BUSINESS ASSOCIATE AGREEMENT

This Business Associate Agreement (“BAA”), effective Jan 1, 2015 (“Effective Date”), is entered into by Comcast Cable Communications Management, LLC on behalf of itself, its parent, its Affiliates, and The Comcast Comprehensive Health and Welfare Plan (“Covered Entity”) and Accolade, Inc., a Delaware corporation (“Business Associate”) (each a “Party” and collectively the “Parties”). This BAA shall be a part of, and is incorporated by reference in full into the Agreement. Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Agreement.

Business Associate provides Services for Covered Entity that involve the use and disclosure of PHI. These Services are performed pursuant to that certain Amended and Restated Services Agreement dated Jan 1, 2015 between the Parties (the “Contract”). The Parties are committed to complying with the Standards for Privacy of Individually Identifiable Health Information, 45 C.F.R. Part 160 and Part 164, Subparts A and E as amended from time to time (the “Privacy Rule”), and with the Security Standards, 45 C.F.R. Part 160 and Part 164, Subpart C as amended from time to time (the “Security Rule”), under the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), as amended by the Health Information Technology for Economic and Clinical Health Act and its implementing regulations (“HITECH”). Business Associate acknowledges that, pursuant to HITECH, 45 C.F.R. §§ 164.308 (administrative safeguards), 164.310 (physical safeguards), 164.312 (technical safeguards), 164.316 (policies and procedures and documentation requirements) and 164.502 et. seq. apply to Business Associate in the same manner that such sections apply to Covered Entity. The additional requirements of Title XIII of HITECH contained in Public Law 111-005 that relate to privacy and security and that are made applicable with respect to covered entities shall also be applicable to Business Associate. This Agreement sets forth the terms and conditions pursuant to which PHI, and, when applicable, Electronic Protected Health Information (“EPHI”), shall be handled. The Parties further acknowledge that state statutes or other laws or precedents may impose data breach notification or information security obligations, and it is their further intention that each shall comply with such laws as well as HITECH and HIPAA in the collection, handling, storage, and disclosure of personal data of patients or other personal identifying information exchanged or stored in connection with their relationship.

The Parties agree as follows:

1.                                      Definitions

All capitalized terms used in this Agreement but not otherwise defined shall have the meaning set forth in the Privacy Rule, Security Rule and HITECH.

2.                                      Permitted Uses And Disclosures Of PHI

2.1                               Unless otherwise limited herein, Business Associate may:

2.1.1                     use or disclose PHI to perform functions, activities or Services for, or on behalf of, Covered Entity as requested by Covered Entity from time to time,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

provided that such use or disclosure would not violate the Privacy or Security Rules or the standards for Business Associate Agreements set forth in 45 C.F.R. § 164.504(e), exceed the minimum necessary to accomplish the intended purpose of such use or disclosure or violate the Additional requirements of HITECH contained in Public Law 111-005 that relate to privacy and security;

2.1.2                     use or disclose PHI in order to carry out health care operations in accordance with 45 C.F.R § 164.506, including but not limited to activities relating to the sale, transfer, merger or consolidation of all or part of the Covered Entity with another covered entity, or an entity that following such activity will become a covered entity and due diligence related to such activity pursuant to 45 C.F.R. § 164.501 (6)(iv);

2.1.3                     disclose PHI for the purposes authorized by this Agreement only: (1) to its employees, subcontractors and agents; (ii) as directed by this Agreement; or (iii) as otherwise permitted by the terms of this Agreement;

2.1.4                     use PHI in its possession to provide Data Aggregation Services to Covered Entity as permitted by 45 C.F.R. § 164.504(e)(2)(i)(B);

2.1.5                     use PHI in its possession for proper management and administration of Business Associate or to carry out the legal responsibilities of Business Associate as permitted by 45 C.F.R. § 164.504(e)(4)(i);

2.1.6                     disclose the PHI in its possession to third parties in order to facilitate or enable Business Associate to perform functions, activities or Services in accordance with Section 2.1, for the proper management and administration of Business Associate to the extent and in the manner permitted under 45 C.F.R. § 164.504(e)(4)(ii); provided that disclosures are Required by Law, or Business Associate obtains reasonable assurances from the persons to whom the information is disclosed that it will remain confidential and used or further disclosed only as Required by Law or for the purpose for which it was disclosed to the person, and the person notifies the Business Associate of any instances of which it is aware in which the confidentiality of the information has been breached;

2.1.7                     use PHI to report violations of law to appropriate Federal and state authorities, consistent with 45 C.F.R. § 164.502(j)(1);

2.1.8                     de-identify any PHI obtained by Business Associate under this Agreement for further use or disclosure only to the extent such de-identification is pursuant to this Agreement, and use such de-identified data in accordance with 45 C.F.R. § 164.502(d)(1).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

3.                                      Responsibilities Of The Parties With Respect To PHI

3.1                               Responsibilities of Business Associate. With regard to its use and/or disclosure of PHI, Business Associate shall:

3.1.1                     use and/or disclose the PHI only as permitted or required by this Agreement or as otherwise Required by Law, or as mutually agreed by the Parties in writing;

3.1.2                     report to the privacy officer of Covered Entity, in writing, (i) any use and/or disclosure of the PHI that is not permitted or required by this Agreement of which Business Associate becomes aware, and (ii) any Breach of unsecured PHI as specified by HITECH, within [***] of Business Associate’s determination of the occurrence of such unauthorized use and/or disclosure. In such event, the Business Associate shall, in consultation with the Covered Entity, mitigate, to the extent practicable, any harmful effect that is known to the Business Associate of such improper use or disclosure. The notification of any Breach of unsecured PHI shall include, to the extent possible, the identification of each individual whose unsecured PHI has been, or is reasonably believed by the Business Associate to have been, accessed, acquired, used or disclosed during the Breach.

3.1.3                     use commercially reasonable safeguards to maintain the security of the PHI and to prevent use and/or disclosure of such PHI other than as provided herein;

3.1.4                     obtain and maintain an agreement with all of its subcontractors and agents that receive, use, or have access to, PHI pursuant to which agreement such subcontractors and agents agree to adhere to substantially similar restrictions and conditions that are at least as restrictive as those set forth here on the use and/or disclosure of PHI that apply to Business Associate pursuant to this Agreement;

3.1.5                     upon [***] prior written request, make available all internal practices, records, books, agreements, policies and procedures and PHI relating to the use and/or disclosure of PHI to the Secretary for purposes of determining Covered Entity’s compliance with the Privacy Rule;

3.1.6                     document disclosures of PHI and information related to such disclosure and, within [***] of receiving a written request from Covered Entity, provide to Covered Entity such information as is requested by Covered Entity to permit Covered Entity to respond to a request by an individual for an accounting of the disclosures of the individual’s PHI in accordance with 45 C.F.R. § 164.528, as well as provide an accounting of disclosures, as required by HITECH, directly to an individual provided that the individual has made a request directly to Business Associate for such an accounting. At a minimum, the Business Associate shall provide the Covered Entity with the following information: (i) the date of the disclosure, (ii) the name

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

of the entity or person who received the PHI, and if known, the address of such entity or person; (iii) a brief description of the PHI disclosed; and (iv) a brief statement of the purpose of such disclosure which includes an explanation of the basis for such disclosure. In the event the request for an accounting is delivered directly to the Business Associate, the Business Associate shall, within [***], forward such request to the Covered Entity. The Business Associate shall implement an appropriate recordkeeping process to enable it to comply with the requirements of this Section;

3.1.7                     subject to Section 4.4 below, return to Covered Entity within [***] of the termination of this Agreement, the PHI in its possession and retain no copies, including backup copies;

3.1.8                     disclose to its subcontractors, agents or other third parties, and request from Covered Entity, only the minimum PHI necessary to perform or fulfill a specific function required or permitted hereunder;

3.1.9                     if all or any portion of the PHI is maintained in a Designated Record Set:

upon [***] prior written request from Covered Entity, provide access to the PHI in a Designated Record Set to Covered Entity or, as directed by Covered Entity, the individual to whom such PHI relates or his or her authorized representative to meet a request by such individual under 45 C.F.R. § 164.524; and

upon [***] prior written request from Covered Entity, make any amendment(s) to the PHI that Covered Entity directs pursuant to 45 C.F.R. § 164.526;

3.1.10              notify the Covered Entity within [***] of the Business Associate’s receipt of any request or subpoena for PHI. To the extent that the Covered Entity decides to assume responsibility for challenging the validity of such request, the Business Associate shall cooperate fully with the Covered Entity in such challenge; and

3.1.11              maintain a formal security program materially in accordance with all applicable data security and privacy laws and industry standards designed to ensure the security and integrity of the Covered Entity’s data and protect against threats or hazards to such security; such security program shall require that all electronic PHI is stored and maintained on servers located within the United States.

The Business Associate acknowledges that, as between the Business Associate and the Covered Entity, all PHI shall be and remain the sole property of the Covered Entity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

3.2                               Additional Responsibilities of Business Associate with Respect to EPHI. In the event that Business Associate has access to EPHI, in addition to the other requirements set forth in this Agreement relating to PHI, Business Associate shall:

3.2.1                     implement administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of EPHI that Business Associate creates, receives, maintains, or transmits on behalf of Covered Entity as required by 45 C.F.R. Part 164, Subpart C;

3.2.2                     ensure that any subcontractor or agent to whom Business Associate provides any EPHI agrees in writing to implement reasonable and appropriate safeguards to protect such EPHI; and

3.2.3                     report to the privacy officer of Covered Entity, in writing, any Security Incident involving EPHI of which Business Associate becomes aware within [***] of Business Associate’s discovery of such Security Incident. For purposes of this Section, a Security Incident shall mean (consistent with the definition set forth at 45 C.F.R. § 164.304), the attempted or successful unauthorized access, use, disclosure, modification, or destruction of information or interference with systems operations in an information system. In such event, the Business Associate shall, in consultation with the Covered Entity, mitigate, to the extent practicable, any harmful effect that is known to the Business Associate of such improper use or disclosure.

3.3                               Responsibilities of Covered Entity. Covered Entity shall, with respect to Business Associate:

3.3.1                     provide Business Associate a copy of Covered Entity’s notice of privacy practices (“Notice”) currently in use;

3.3.2                     notify Business Associate of any limitations in the Notice pursuant to 45 C.F.R. § 164.520, to the extent that such limitations may affect Business Associate’s use or disclosure of PHI;

3.3.3                     notify Business Associate of any changes to the Notice that Covered Entity provides to individuals pursuant to 45 C.F.R. § 164.520, to the extent that such changes may affect Business Associate’s use or disclosure of PHI;

3.3.4                     notify Business Associate of any changes in, or withdrawal of, the consent or authorization of an individual regarding the use or disclosure of PHI provided to Covered Entity pursuant to 45 C.F.R. § 164.506 or § 164.508, to the extent that such changes may affect Business Associate’s use or disclosure of PHI; and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

3.3.5                     notify Business Associate, in writing and in a timely manner, of any restrictions on use and/or disclosure of PHI as provided for in 45 C.F.R. § 164.522 agreed to by Covered Entity, to the extent that such restriction may affect Business Associate’s use or disclosure of PHI.

4.                                      Terms And Termination

4.1                               Term. This Agreement shall become effective on the Effective Date and shall continue in effect unless terminated as provided in this Article 4. Certain provisions and requirements of this Agreement shall survive its expiration or other termination as set forth in Section 5.1 herein.

4.2                               Termination. Either Covered Entity or Business Associate may terminate this Agreement and any related agreements if the terminating Party determines in good faith that the terminated Party has breached a material term of this Agreement; provided, however, that no Party may terminate this Agreement if the breaching Party cures such breach to the reasonable satisfaction of the terminating Party within [***] after the breaching Party’s receipt of written notice of such breach.

4.3                               Automatic Termination. This Agreement shall automatically terminate without any further action of the Parties upon the termination or expiration of Business Associate’s provision of Services to Covered Entity under the Contract.

4.4                               Effect of Termination. Upon termination or expiration of this Agreement for any reason, Business Associate shall return PHI in accordance with Section 10.5 of the MSA.

5.                                      Miscellaneous

5.1                               Survival. The respective rights and obligations of Business Associate and Covered Entity under the provisions of Sections 4.4, 5.1, 5.6, and 5.7, and Section 2.1 (solely with respect to PHI that Business Associate retains in accordance with Section 4.4  because it is not feasible to return or destroy such PHI), shall survive termination of this Agreement until such time as the PHI is returned to Covered Entity or destroyed. In addition, Section 3.1 (i) shall survive termination of this Agreement, provided, that Covered Entity determines that the PHI being retained pursuant to Section 4.4 constitutes a Designated Record Set.

5.2                               Amendments: Waiver. This Agreement may not be modified or amended, except in a writing duly signed by authorized representatives of the Parties. To the extent that any relevant provision of the HIPAA or HITEC.H Rules is materially amended in a manner that changes the obligations of Business Associates or Covered Entities, the Parties agree to negotiate in good faith appropriate amendment(s) to this Agreement to give effect to the revised obligations. Further, no provision of this Agreement shall be waived, except in a writing duly signed by authorized representatives of the Parties. A waiver with respect to one event shall not be

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

construed as continuing, or as a bar to or waiver of any right or remedy as to subsequent events.

5.3                               No Third Party Beneficiaries. Nothing express or implied in this Agreement is intended to confer, nor shall anything herein confer, upon any person other than the Parties and the respective successors or assigns of the Parties, any rights, remedies, obligations, or liabilities whatsoever.

5.4                               Notices. Any notices to be given hereunder to a Party shall be made in accordance with Section 20.3 of the Contract.

5.5                               Counterparts; Facsimiles. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile copies hereof shall be deemed to be originals.

5.6                               Choice of Law; Interpretation. This Agreement shall be governed by the laws Of the Commonwealth of Pennsylvania; provided, however, that any ambiguities in this Agreement shall be resolved in a manner that allows Business Associate and Covered Entity to comply with the Privacy Rule and the Security Rule.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed in its name and on its behalf as of the Effective Date,

ACCOLADE, INC.	COMCAST CABLE COMMUNTC ATIONS MANAGEMENT, LLC

By:	/s/ John D Rollins	By:	/s/ Shawn Leavitt

Print Name:	John D Rollins	Print Name:	Shawn Leavitt

Print Title:	EVP	Print Title:	Executive Vice President & Chief Procurement

Dated:	May 20, 2015	Dated:	July 7, 2015

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT J

COMCAST WARRANT

[Warrant attached]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 6 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

FURTHER, UPON THE REQUEST OF THE COMPANY OR THE UNDERWRITERS, THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE SOLD, SHORT SOLD, LOANED, MADE SUBJECT TO AN OPTION TO PURCHASE SUCH SECURITIES OR OTHERWISE DISPOSED OF FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT FILED BY THE COMPANY FOR ITS INITIAL PUBLIC OFFERING, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR THE UNDERWRITERS.

Warrant No. [X]	Date: May 2015

WARRANT TO PURCHASE

COMMON STOCK OF

ACCOLADE, INC.

THIS WARRANT CERTIFIES THAT, for value received, the receipt and sufficiency of which are hereby acknowledged, Comcast Alpha Holdings, Inc., a Delaware corporation, or its registered assigns (as the case may be, “Holder”), is entitled, subject to the terms and conditions set forth herein, to purchase from Accolade, Inc., a Delaware corporation (the “Company”), one million (1,000,000) validly issued, fully-paid and non-assessable shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to vesting and adjustment as provided herein, at a purchase price equal to $2.75 per share (the “Warrant Price”), subject to adjustment as provided herein, at any time and from time to time on or before April 1, 2020 (the “Expiration Date”), subject to earlier termination as provided herein.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

RECITALS

1.                                      This Warrant is being issued pursuant to Section 16 of that certain Amended and Restated Services Agreement dated May    2015 by and between the Company and an Affiliate of the Holder (the “Services Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Services Agreement.

2.                                      The term “Warrant” as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth above and herein contained, the Company hereby issues this Warrant to Holder, and the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1 VESTING.

1.1                               Vested Shares. As of any date on which Holder elects to exercise all or a portion of this Warrant, Holder shall be entitled to purchase up to that number of Vested Shares (as defined below) at a purchase price per Share equal to the Warrant Price, subject to the provisions and upon the terms and conditions set forth in this Warrant.

1.2                               Vesting Schedule. The number of Shares which Holder is at any time entitled to purchase hereunder (the “Vested Shares”) shall equal:

1.2.1                     From and after the date hereof, twenty percent (20%) of the Shares; plus

1.2.2                     From and after April 1, 2016, an additional twenty percent (20%) of the Shares, provided that Accolade Core Revenues, calculated for the year ended December 31, 2015, equal or exceed $13.20 PMPM; plus

1.2.3                     From and after April 1, 2017, an additional twenty percent (20%) of the Shares, provided that Accolade Core Revenues, calculated for the year ended December 31, 2016, equal or exceed $12.90 PMPM; plus

1.2.4                     From and after April 1, 2018, an additional twenty percent (20%) of the Shares, provided that Accolade Core Revenues, calculated for the year ended December 31, 2017, equal or exceed $12.90 PMPM; plus

1.2.5                     From and after April 1, 2019, an additional twenty percent (20%) of the Shares, provided that Accolade Core Revenues, calculated for the year ended December 31, 2018, equal or exceed $12.90 PMPM.

For purposes of this Warrant:

(a)                                 Each date referenced in the foregoing Sections 1.2.1 through 1.2.5 (inclusive) is referred to herein as a “Vesting Date”.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

(b)                                 “Accolade Core Revenues” shall mean, for any given year, the annual Base Fee for that year plus the Incentive Payments earned for that year less Penalties for Performance Guarantees incurred in that year, all expressed on a PMPM basis. For the sake of clarity, Accolade Core Revenues shall not include any payments made to Company pursuant to Schedule C to the Services Agreement (Service Management), or any schedule that amends, substitutes or replaces such Schedule C. Each capitalized term used in this definition is used as defined in the Services Agreement.

(c)                                  In the event that Accolade is unable to calculate Accolade Core Revenues by the Vesting Date, Accolade shall make such calculation within forty-five (45) days thereafter, and such determination of Accolade Core Revenues shall be retroactive to the Vesting Date.

(d)                                 For the avoidance of doubt, the vesting of the Shares attributable to any particular Vesting Date shall be independent of the vesting of the Shares attributable to any other Vesting Date, such that (i) Shares shall become Vested Shares as of the applicable Vesting Date if the applicable Accolade Core Revenues threshold is achieved even if the Shares attributable to a prior or subsequent Vesting Date did or do not become Vested Shares because the applicable Accolade Core Revenues threshold attributable to such Shares was or is not achieved and (ii) if Accolade Core Revenues exceed the applicable Accolade Core Revenues threshold in any given calendar year, such excess amount may not be carried backward or forward to prior or subsequent calendar years in which the applicable Accolade Core Revenues threshold was not or is not achieved.

1.3                               Vesting Example. For purposes of clarification, Holder may exercise this Warrant from time to time, in whole or in part, and if Holder exercises this Warrant with respect to all or any portion of the Vested Shares, such exercise shall not affect the continued vesting of the balance of the Shares as provided above. For illustration purposes only, if twenty percent (20%) of the Shares become Vested Shares on the first Vesting Date and Holder exercises this Warrant with respect to all of those Vested Shares, Holder shall be entitled to exercise this Warrant with respect to an additional twenty percent (20%) of the Shares from and after the next Vesting Date if those Shares become Vested Shares on such Vesting Date, and so on until the full exercise, expiration or termination of this Warrant.

ARTICLE 2 EXERCISE.

2.1                               Method of Exercise. Subject to Article 1, Holder may from time to time exercise this Warrant, in whole or in part, by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 2.2, Holder shall also deliver to the Company a check or wire transfer (to an account designated by the Company) for the aggregate Warrant Price for the Vested Shares being purchased.

2.2                               Conversion Right. In lieu of exercising this Warrant as specified in Section 2.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate Fair Market Value of the Vested Shares (or other securities, cash or property otherwise issuable upon exercise of this Warrant) as to which this

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Warrant is being so converted minus the aggregate Warrant Price for such Vested Shares, by (b) the Fair Market Value of one Share (or the other securities, cash or property otherwise issuable upon exercise of this Warrant with respect to one Share). The Fair Market Value of the Shares shall be determined pursuant to Section 2.3. For the avoidance of doubt, any reference herein to the “exercise” of this Warrant shall include a conversion of this Warrant pursuant to this Section 2.2. If Holder has not exercised this Warrant on or prior to the Expiration Date, then immediately prior to the expiration of this Warrant on the Expiration Date (or any earlier termination of this Warrant as provided herein), this Warrant shall be deemed to have been converted automatically, and without any action by the Holder, pursuant to this Section 2.2.

2.3                               Fair Market Value. The fair market value (the “Fair Market Value”) of a Share (or other securities, cash or property otherwise issuable upon exercise of this Warrant) shall be determined as of the applicable date by the Board of Directors of the Company in good faith.

2.4                               Delivery of Certificate and New Warrant. Promptly after Holder exercises this Warrant and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised and has not expired, a new Warrant representing the Shares not so acquired.

2.5                               Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

2.6                               Treatment of Warrant Upon Acquisition of Company and Upon Initial Public Offering.

2.6.1                     Acquisition of Company. Upon the closing of an Acquisition (as defined below):

(a)                                 if, as of such closing of the Acquisition, (i) the Services Agreement has not been terminated (and is not terminated in connection with the Acquisition) or the Services Agreement has been terminated (or is terminated in connection with the Acquisition) but Holder and the Company or the surviving entity or acquiring party in the Acquisition (as the case may be, the “Acquiring Party”), or any of their respective Affiliates, have entered into an agreement that is similar in nature to the Services Agreement (whether before or in connection with the Acquisition), and (ii) all or any portion of this Warrant remains unvested, then, subject to Section 2.6.1(c) below, either (A) this Warrant shall continue in accordance with its terms (including the vesting of additional Shares in accordance with Article 1) and shall become an obligation of the Acquiring Party, exercisable for the type and amount of securities, cash or other property of Acquiring Party as determined pursuant to Section 3.4, or (B) all Shares that remain unvested under this Warrant shall become Vested Shares immediately but Holder shall be required to exercise this Warrant at any time at or prior to the closing of the Acquisition (and thereby participate in the Acquisition as a holder of any Shares issuable upon such exercise of this Warrant), whereupon this Warrant shall terminate; or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

(b)                                 if, as of such closing of the Acquisition, (i) the Services Agreement has been terminated (or is terminated in connection with the Acquisition) and Holder and the Company or the Acquiring Party, or any of their respective Affiliates, have not entered into an agreement that is similar in nature to the Services Agreement (whether before or in connection with the Acquisition) or (ii) no portion of this Warrant remains unvested, then, subject to Section 2.6.1(c) below, either (A) this Warrant shall continue in accordance with its terms (which shall not include any additional vesting hereunder, except as otherwise provided in Section 2.7) and shall become an obligation of the Acquiring Party, exercisable for the type and amount of securities, cash or other property of Acquiring Party as determined pursuant to Section 3.4, or (B) Holder shall be required to exercise this Warrant at any time at or prior to the closing of the Acquisition (and thereby participate in the Acquisition as a holder of any Shares issuable upon such exercise of this Warrant) with the number of Vested Shares being calculated in accordance with Section 2.7, whereupon this Warrant shall terminate.

(c)                                  The Acquiring Party shall elect either to assume this Warrant as specified in clause (A) of Section 2.6.1(a) or Section 2.6.1(b), as applicable, or for Holder to be required to exercise this Warrant as specified in clause (B) of Section 2.6.1(a) or Section 2.6.1(b), as applicable. The Company shall provide Holder with written notice of any proposed Acquisition and the Acquiring Party’s election as to the treatment of this Warrant at least 10 days prior to the closing of the Acquisition. If (i) the Company (x) affirmatively and timely notifies Holder that the Acquiring Party is not assuming this Warrant as specified in clause (A) of Section 2.6.1(a) or Section 2.6.1(b), as applicable, or (y) fails to affirmatively and timely notify Holder of the Acquiring Party’s election between clause (A) and clause (B) of Section 2.6.1(a) or Section 2.6.1(b), as applicable, and (ii) Holder has not exercised this Warrant on or prior to the closing of the Acquisition, then this Warrant shall be deemed to have been converted automatically for the number of Shares specified in Section 2.6.1(a) or Section 2.6.1(b), as applicable, as provided in the last sentence of Section 2.2 immediately prior to the closing of the Acquisition.

For the purpose of this Warrant, “Acquisition” means (A) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than Accretive II, L.P., any of its Affiliates, the Company or any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of either (1) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board or (2) the then outstanding shares of Common Stock on an as-converted basis; or (B) the stockholders of the Company shall approve (1) any consolidation or merger of the Company where the stockholders of the Company immediately prior to the consolidation or merger would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the voting shares of the Company or the acquirer issuing cash or securities in the consolidation or merger (or of its ultimate parent company, if any), (2) any sale, lease, exclusive license, exchange

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (3) any plan or proposal for the liquidation or dissolution of the Company.

2.6.2                     Initial Public Offering. The consummation by the Company of an initial public offering (“IPO”) of its Common Stock in a bona fide underwriting pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), shall not have any effect on this Warrant, but rather this Warrant shall continue in accordance with its terms (including the vesting of additional Shares in accordance with Article 1) from and after the consummation of such IPO.

2.7                               Treatment of Warrant Upon Termination of Services Agreement. If the Services Agreement terminates for any reason and Holder and the Company, or any of their respective Affiliates, have not entered into an agreement that is similar in nature to the Services Agreement in amendment, substitution or replacement thereof, then:

2.7.1                     this Warrant shall continue in accordance with its terms, except that the number of Vested Shares shall be set at (a) the number of Shares that are Vested Shares at the time of such termination plus (b) if such termination occurs between January 1 and April 1 of any year during the term of this Warrant, the number of Shares that would have become Vested Shares on April 1 of such year, if any, based upon the Accolade Core Revenues achieved in the prior year plus (c) if such termination is by the Company or its applicable Affiliate for convenience (i.e., without cause) or by Holder or its applicable Affiliate as a result of an uncured breach by the Company or its applicable Affiliates (after the expiration of all cure periods and subject to the applicable dispute resolution procedures set forth in the Service Agreement), a Pro Rata Portion (as defined below) of the Shares that would have become Vested Shares on the Vesting Date attributable to the year in which such termination occurs if the applicable Accolade Core Revenues threshold for such year was achieved; and

2.7.2                     except as provided in the foregoing Section 2.7.1, no additional Shares shall vest under the terms of this Warrant thereafter.

For purposes of the foregoing, “Pro Rata Portion” means the product of (i) twenty percent (20%) multiplied by (ii) a fraction, the numerator of which is the number of full months that have elapsed in the year in which such termination occurs (inclusive of the date of such termination) and the denominator of which is 12.

For illustration purposes only, if (x) the Accolade Core Revenues threshold is achieved for 2015 such that 20% of the Shares become Vested Shares on April 1, 2016, (y) the Services Agreement is terminated by the Company or its applicable Affiliate for convenience on March 31, 2017, and (z) it is determined that the Accolade Core Revenues threshold was achieved for 2016, then this Warrant would be exercisable for 65% of the Shares, comprising the 20% of the Shares that were initially Vested Shares plus the 20% of the Shares that became Vested Shares on April 1, 2016 plus the 20% of the Shares that would have become Vested Shares on April 1, 2017 plus 5% of the Shares that would have become Vested Shares on April 1, 2018 (determined by

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

multiplying 20% by a fraction, the numerator of which is the 3 months that elapsed in 2017 and the denominator of which is 12).

ARTICLE 3 ADJUSTMENTS TO THE SHARES.

3.1                               Stock Splits and Combinations. If the Company shall at any time or from time to time after the Issue Date effect a subdivision of the outstanding Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Issue Date combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

3.2                               Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Warrant Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Warrant Price then in effect by a fraction:

3.2.1                     the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

3.2.2                     the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Warrant Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Warrant Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

3.3                               Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Warrant Price pursuant to Section 3.1 or 3.2, the number of Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Warrant Price in effect immediately prior to such adjustment, by (ii) the Warrant Price in effect immediately after such adjustment.

3.4                               Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation, merger, sale of stock or sale of all or substantially all of the assets of Company in which the Common Stock is converted into or exchanged for

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

securities, cash or other property (including any Acquisition covered by Section 2.6 but excluding any transaction covered by Sections 3.1 or 3.2) (collectively, a “Reorganization”), then, following such Reorganization, Holder shall receive upon exercise hereof, for each Vested Share (including any Shares that become Vested Shares after such Reorganization), the type and amount of securities, cash or other property which was issued or issuable with respect to a share of Common Stock pursuant to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of Holder, to the end that the provisions set forth in this Article 3 (including provisions with respect to changes in and other adjustments of the Warrant Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

3.5                               Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Article 3, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Warrant Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to Holder a certificate setting forth (i) the Warrant Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3.6                               Fractional Shares. No fractional Shares shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise of this Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the Fair Market Value of a full Share.

ARTICLE 4 NO STOCKHOLDER RIGHTS. This Warrant does not entitle Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the exercise or exchange of this Warrant, however, the Company agrees that Holder shall be entitled to all of the rights, subject to all of the obligations, of a “Stockholder” under (a) the Company’s Investor Rights Agreement in effect at the time of such exercise or exchange; (b) the Company’s Registration Rights Agreement in effect at the time of such exercise or exchange; and (c) the Company’s Right of First Refusal and Co-Sale Agreement as in effect at the time of such exercise or exchange (collectively, the “Transfer Agreements”), in each case with respect to the Shares acquired upon such exercise or exchange, and in furtherance thereof, Holder shall, to the extent Holder is not already a party thereto, execute and deliver to the Company a joinder, and the Company hereby agrees to accept Holder’s joinder as a “Stockholder” party, to the Transfer Agreements.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

ARTICLE 5 REPRESENTATIONS, WARRANTIES OF HOLDER. Holder represents and warrants to the Company as follows:

5.1                               Purchase for Own Account. This Warrant and the Shares to be acquired upon exercise of this Warrant by Holder will be acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Securities Act. Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

5.2                               Disclosure of Information. Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying Shares. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

5.3                               Investment Experience. Holder understands that the acquisition of this Warrant and its underlying Shares involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and the underlying Shares and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and the underlying Shares and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

5.4                               Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

5.5                               The Securities Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rules 144 and 144A promulgated under the Securities Act that permit limited resale of securities purchased in a private placement subject to satisfaction of certain conditions.

5.6                               No Public Market. Holder understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities (as defined in Section 6.3(b) below).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

ARTICLE 6 MISCELLANEOUS.

6.1                               Term. Subject to earlier termination as provided herein, this Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date in accordance with the terms and conditions set forth herein.

6.2                               No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

6.3                               Restrictions on Transfer of Securities.

6.3.1                     Restrictions on Transferability. The Vested Shares represented by this Warrant and this Warrant to the extent of the Vested Shares shall, subject to (i) compliance with applicable securities laws as further provided for in this Article 6 and (ii) any restrictions set forth in the Transfer Agreements, be freely assignable or transferable by the holder thereof. Any Shares represented by this Warrant that are not then Vested Shares and this Warrant to the extent of such unvested Shares shall not be assigned, sold, transferred or pledged, other than to one or more Affiliates of the holder thereof, without the prior written consent of the Company. As used in this Warrant, “Affiliate” means, with respect to any person or entity, any other person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with such first person or entity, including, without limitation, any partner, officer, director, member or employee thereof and any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners thereof or shares the same management company therewith.

6.3.2                     Transfer of Securities. In each event, this Warrant and the Shares issuable upon exercise of this Warrant (collectively, the “Securities”) may only be transferred in compliance with this Article 6, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each holder of any of the Securities will cause any proposed purchaser, assignee, transferee, or pledgee of the Securities held by such holder to agree in writing to take and hold such Securities subject to the provisions and upon the conditions specified in this Warrant as if such purchaser, assignee, transferee or pledgee were Holder hereunder.

6.3.3                     Legends. (i) This Warrant shall be imprinted with legends in substantially the following form:

(a)                                 THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 6 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

(b)                                 FURTHER, UPON THE REQUEST OF THE COMPANY OR THE UNDERWRITERS, THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE SOLD, SHORT SOLD, LOANED, MADE SUBJECT TO AN OPTION TO PURCHASE SUCH SECURITIES OR OTHERWISE DISPOSED OF FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT FILED BY THE COMPANY FOR ITS INITIAL PUBLIC OFFERING, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR THE UNDERWRITERS.

(ii)                                  The Shares issuable upon exercise of this Warrant shall be imprinted with any legends required under the Transfer Agreements and, to the extent not duplicative, legends in substantially the following form:

(a)                                 THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

(b)                                 THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED BY THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE COMPANY.

(c)                                  FURTHER, UPON THE REQUEST OF THE COMPANY OR THE UNDERWRITERS, THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, SHORT SOLD, LOANED, MADE SUBJECT TO AN OPTION TO PURCHASE SUCH SHARES OR OTHERWISE DISPOSED OF FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT FILED BY THE COMPANY FOR ITS INITIAL PUBLIC OFFERING, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR THE UNDERWRITERS.

6.3.4                     Removal of Legends. The legends referred to in Section 6.3(c)(i) and (c)(ii) hereof stamped on a certificate evidencing the Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities, if the Securities are registered under the Securities Act or if such holder provides the Company with reasonable assurances, which may, if the Company deems necessary under the then occurring circumstances as the Company shall determine in its good faith business judgment, include an opinion of counsel

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

(which may be counsel for the Company) reasonably satisfactory to the Company, that such security can be sold pursuant to paragraph (k) of Rule 144 (or any successor provision) under the Securities Act. After the expiration of the Lock-Up Period (as defined below), and upon request of the holder of any Shares, the legends referred to in Section 6.3(c)(ii) hereof stamped on a certificate evidencing such Shares and the stock transfer instructions and record notations with respect to such Shares shall be removed.

6.4                               Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require the holder of any such Securities to provide an opinion of counsel if the transfer is to an Affiliate of such holder. Additionally, the Company agrees that it will not require an opinion of counsel if the Company, based on its good faith business judgment in light of all the then occurring circumstances, concurs in such holder’s assessment of compliance of the proposed disposition with the applicable provisions of Rule 144 or Rule 144A, including whether there is no material question as to the availability of current information as referenced in Rule 144(c), such holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of such holder’s notice of proposed sale, with such notice describing the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail.

6.5                               Transfer Procedure. Subject to the provisions of Section 6.3 and 6.4 and upon providing the Company with written notice, Holder may transfer all or any part of this Warrant to any transferee; provided, however, that, in connection with any such transfer, Holder gives the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee by delivering a fully executed Assignment in the form of Appendix 2 hereto, and surrenders this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

6.6                               Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effective given: (a) upon personal delivery to the recipient; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, in each case to the respective party’s address as set forth on the signature page hereto or such other address as either party may designate by ten (10) days advance written notice to the other party hereto.

6.7                               Amendment and Waiver. This Warrant and any term hereof may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, change, waiver, discharge or termination is sought. The failure of any party to enforce this Warrant or any term hereof shall in no way be

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

construed as a waiver thereof and shall not affect the right of such party thereafter to enforce this Warrant and each and every term hereof.

6.8                               Lock-Up Agreement. Holder agrees that, in connection with the Company’s initial public offering of its Common Stock, upon request of the Company or the underwriters managing any underwritten offering, it shall not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Securities (other than those included in such offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days except as may be required by law) from the effective date of such registration as may be requested by the underwriters (the “Lock-Up Period”), provided that each officer, director and holder of the outstanding capital stock of the Company shall be bound by a similar agreement. In order to enforce the covenants set forth in this Section 6.8, and until the expiration of the Lock-Up Period, the Company may impose stop-transfer instructions with respect to the Securities.

6.9                               Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

6.10                        Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.

6.11                        Survival. The provisions of Sections 6.3, 6.4 and 6.8 hereof shall survive the exercise of this Warrant and shall remain in effect until such time as Holder or any transferee of the Shares issuable upon exercise of this Warrant no longer holds such Shares.

6.12                        Severability. If any term or provision of this Warrant, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Warrant, or application to other persons or circumstances, shall not be affected thereby, and each term and provision of this Warrant shall be enforced to the fullest extent permitted by law.

6.13                        Notices of Record Date, etc. In the event:

6.13.1              the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

6.13.2              of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company (including any Acquisition covered under Section 2.6), or any IPO of the Company’s Common Stock; or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

6.13.3              of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will send or cause to be sent to Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, IPO, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, IPO, dissolution, liquidation or winding-up. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

6.14                        Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

6.15                        Entire Agreement. This Warrant, together with the Services Agreement and the Transfer Agreements, constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings of the parties with respect to the subject matter hereof.

[Signature page follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first above stated.

ACCOLADE, INC.

By:
Name: Thomas K. Spann
Title: Chief Executive Officer

Address:	660 W. Germantown Pike, Suite 500
Plymouth Meeting, PA 19462
Facsimile: (610) 834-5738
Attention: Chief Executive Officer

COMCAST ALPHA HOLDINGS, INC.

By:
Name:
Title:

Address:	1201 N. Market Street
Suite 1000
Wilmington, DE 19801
Facsimile: (302) 658-1600
Attention: President

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

APPENDIX 1

NOTICE OF EXERCISE

1.                                      Holder elects to purchase        shares of Common Stock of Accolade, Inc. pursuant to Section 2.1 of the attached Warrant, and tenders payment of the purchase price of the shares in full.

[or]

1.                                      Holder elects to convert the attached Warrant into shares of Common Stock pursuant to Section 2.2 of the Warrant. This conversion is exercised for           shares of Common Stock covered by the Warrant.

[Strike paragraph that does not apply.]

2.                                      Please issue a certificate or certificates representing the number of shares of Common Stock specified above in the name specified below:

Holders Name

(Address)

3.                                      By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 5 and each of its applicable obligations under Article 6 of the Warrant as the date hereof.

HOLDER:

By:
Name:
Title:
Date:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

APPENDIX 2

ASSIGNMENT

For value received,               hereby sells, assigns and transfers unto

Name:
Address:

Tax ID:

that certain Warrant to Purchase Common Stock issued by Accolade, Inc. (the “Company”) on May               , 2015 (the “Warrant”) , together with all rights, title and interest therein, with respect to [all of the /                ] shares of Common Stock covered thereby.

[TRANSFEROR]

By:
Name:
Title:
Date: , 20

By execution below, and for the benefit of the Company,                  makes each of the representations and warranties set forth in Article 5 of the Warrant as of the date hereof, and, in addition, agrees to be bound to the terms of the Warrant as if              were the “Holder” under the Warrant (and agrees to execute any further documentation reasonably necessary to carry out the intent of the foregoing agreement to be bound).

[TRANSFEREE]

By:
Name:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT K

HOURS OF OPERATION

Beginning January 1, 2015 Accolade Services will be available for twelve (12) hours a day, beginning at 8 AM (Eastern Time) for five days a week (Monday through Friday), excluding holidays (listed below). Beginning March 1, 2015, Accolade Services will be available for fourteen (14) hours a day, beginning at 8 AM (Eastern Time) for five days a week (Monday through Friday), excluding the holidays listed below:

January 1 (or nearest weekday)	New Year’s Day

Late January (date varies)	Martin Luther King, Jr. Day

Late May (date varies)	Memorial Day

July 4 (or nearest weekday)	Independence Day

Early September (date varies)	Labor Day

Late November (date varies)	Thanksgiving Day

Late November (date varies)	Day after Thanksgiving

December 25 (or nearest weekday)	Christmas Day

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT L

PRE-APPROVED SALES AND PUBLICITY USES OF COMCAST NAME AND TRADEMARKS

[see attached]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Usage of Comcast Marks and Name

PER ACCOLADE-COMCAST MASTER SERVICES AGREEMENT

Dated: December 5, 2014 - FINAL

Accolade, Inc 2014 Proprietary & Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Website: Accolade.com

Site Page: “The Value We Create” (bottom of page)

•                  Bill Strahan quote (previously approved)

Clients; and Customers: What Makes Accolade Different

© Accolade, Inc. 2014 Proprietary & Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Client Portal: Comcast.MyAccolade.com

Site Page: “my benefits”

•                  Logo and references to Comcast benefits portfolio resources

o                 Copy approved separately

c

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Sales Collateral: Corporate Fact Sheet

Page 1: “Our Customers”

•                  Logo use only

Accolade, inc 2014 Proprietary & Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Sales Collateral: Sales Presentation

Page 1 of 2: “Accolade at a glance”

•                  Logo use only

Accolade at a glance

•                                          Built-for-purpose to delight consumers and drive savings by helping families get the right care the first time

•                                          Only solution consistently delivering 5%+ savings for large, self-funded employers

•                                          Strang pipeline includes new markets: health plans and ACOs

•                                          At-risk model: Only paid far the value we deliver

Founded by

ACIRIIIVI.

After  2 years of research into solutions to address increasing employer healthcare costs and the engagement challenge.

Accolade, Inc 2014 Proprietary & Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Sales Collateral: Sales Presentation

Page 2 of 2: “Client Satisfaction Quotes” (multiple instances)

•                  Name use only

Accolade, inc 2014 Proprietary & Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT M

COMPENSATION FOR SERVICE TO NON-IN SCOPE

POPULATION

Based on 2013 and 2014 contact volumes, the Base Level Contact Volume with the Non-In Scope Population averages approximately [***] total contacts (including inbound and outbound, phone and e-mail contacts) between or on behalf of all Comcast employees and dependents. Accolade currently provides the Services for this Base Level Contact Volume [***]. Should the Actual Quarterly Contact Volume for the Non-In Scope Population increase significantly beyond the Base Level Contact Volume, as defined below, Accolade will receive “Performance Guarantee relief’ per the Tier Structure outlined in the chart below. The parties shall mutually agree to adjust the Base Level Contact Volume if the population changes by more than [***].

Tier Structure:

Actual Contact Level	Description (Quarterly)	Relief on Performance Guarantees
Base Level	[***]	[***]
Contact Level 1	[***]	[***]
Contact Level 2	[***]	[***]
Contact Level 3	[***]	[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Defined Terms:

Non-In Scope Population Includes:

Active Employees and dependents with:

•                  a fully insured or HMO health plan; or

•                  no medical plan elections yet (e.g. new hire); or

•                  No medical coverage election

Non-Active employees and dependents with:

•                  effective fully insured or HMO medical plan; or

•                  no coverage because of an prior expired medical plan; or

•                  no medical coverage election

Contacts Includes:

•                  Inbound and outbound phone, email or other electronic communication.

•                  Contact directly with or on-behalf of an employee or dependent. Contact on behalf of is not limited to but would generally include communication with Health Plans, Providers and other employee assistance partners.

Actual Quarterly Contact Volume is determined and reported on a quarterly basis [***] the calendar quarter has concluded and adjustments to Performance Guarantee results made accordingly.